                                COLUMBIA PARTNERS

                                   Equity Fund

         Dear Fellow Shareholders:

     We are pleased to present the investment results for the Columbia Partners Equity Fund. The Fund, in the six-month period since we last reported to you, March 31, 2000 to September 30, 2000, was down 2.91% and for the past twelve months ending September 30, 2000, was up 56.68%. The Fund's investment results are compared to the unmanaged S&P 500 Index and the Russell 2000 Index in the table and chart below.

                - Returns for Periods Ending September 30, 2000 -

                                                                 Average Annual
                         3rd QTR.     Calendar                 Since Inception
      Fund/Index           2000     Year-To-Date     1 Year     (April 1, 1999)
--------------------     ---------  --------------   ---------  ---------------
   Columbia Partners         5.51%          23.50%      56.68%            43.23%
      Equity Fund

        S&P 500             -0.97%          -1.39%      13.28%             8.93%

     Russell 2000            1.11%           4.18%      23.39%            21.28%

                Columbia Partners                           Russell
                   Equity Fund        S&P 500 Index        200 Index
                     $17,141             $11,369            $13,356

      3/31/99              $ 10,000          $ 10,000            $ 10,000
      6/30/99                10,980            10,705              11,510
      9/30/99                10,940            10,036              10,746
     12/31/99                13,880            11,530              12,694
      3/31/00                17,656            11,794              13,558
      6/30/00                16,246            11,480              13,210
      9/30/00                17,141            11,369              13,356

The Columbia Partners Equity Fund's historical results are net of all expenses, and assume reinvestment of dividends and capital gains since April 1, 1999 (commencement of operations), versus the gross market benchmarks (the S&P 500 Index and the Russell 2000 Index), which assume all dividends are reinvested. When trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

         Review & Outlook

         The equity markets hit a rough spot in the middle quarters of this year, with the S&P 500 retracing 4%, and the tech-heavy NASDAQ Index declining by 20%. Fears of a slowing economy were the culprit, as Alan Greenspan and the Federal Reserve boosted interest rates to control inflation. Investors fled growth oriented technology and consumer cyclical stocks, seeking stability in "safe haven" sectors, including health care and consumer staples.

         We anticipated that the technology correction, which began at the end of the first quarter, would carry though into the second quarter. We were, however, surprised by the duration and magnitude of the decline. Fortunately, our stock selection in the tech sector was very strong during the period, and we added a great deal of value relative to the S&P 500. Our emphasis on communications related chip companies, and relative underexposure to PC related companies was a positive stance. We also added value in the second worst performing sector in the benchmark, consumer cyclical, by focusing on retailers that have continued to execute and exceed sales expectations. Finally, our overweight in the energy sector proved beneficial, as this was one of the best performing sectors in the Index.

         At present, we are emphasizing technology stocks, where we find numerous stocks attractive at current valuations, energy stocks, where expected earnings growth is more attractive than it has been in years, and select consumer cyclical stocks. We will continue to look for companies with strong earnings growth whose stocks are selling at reasonable valuations.

                                            Very truly yours,



                                            Terence W. Collins
                                            President

Columbia Partners Equity Fund
 Schedule of Investments - September 30, 2000  (Unaudited)

 Common Stock - 86.2%                                             Shares                       Value

 Apparel Stores - 3.5%
 Chico's FAS, Inc. (a)                                               25,385                    $ 863,090
                                                                                         ----------------
 Autos & Auto Parts - 1.4%
 Gentex Corp. (a)                                                     13,865                      346,625
                                                                                         ----------------
 Banks - 3.8%
 Chase Manhattan Corp.                                                 7,217                      333,335
 Citigroup, Inc.                                                      10,969                      593,012
                                                                                         ----------------
                                                                                                  926,347
                                                                                         ----------------
 Beverages - 1.6%
 Coca-Cola Co.                                                         7,185                      396,073
                                                                                         ----------------
 Building Supplies - 2.1%
 Home Depot, Inc.                                                     10,000                      529,375
                                                                                         ----------------

 Communications Equipment - 0.7%
 Terayon Communication Systems, Inc. (a)                               4,895                      166,124
                                                                                         ----------------
 Computer Services & Software - 12.6%
 Ariba, Inc. (a)                                                       4,195                      600,999
 Commerce One, Inc. (a)                                                6,030                      473,355
 Inktomi Corp. (a)                                                     3,965                      452,010
 Microsoft Corp. (a)                                                   7,405                      446,614
 Priceline.com, Inc.                                                  10,995                      130,566
 Rational Software Corp. (a)                                          14,450                    1,002,469
                                                                                         ----------------
                                                                                                3,106,013
                                                                                         ----------------

 Computers & Office Equipment - 9.7%
 Brocade Communications Systems, Inc. (a)                              3,265                      770,540
 Cisco Systems, Inc. (a)                                               7,450                      411,613
 Seagate Technology, Inc. (a)                                          8,855                      610,995
 Wind River Systems, Inc. (a)                                         12,500                      599,219
                                                                                         ----------------
                                                                                                2,392,367
                                                                                         ----------------
 Department & Discount Stores - 2.8%
 Target Corp.                                                         13,940                      357,213
 Wal-Mart Stores, Inc.                                                 6,970                      335,431
                                                                                         ----------------
                                                                                                  692,644
                                                                                         ----------------
 Diversified Services - Staffing - 2.5%
 Robert Half International, Inc. (a)                                  17,705                      614,142
                                                                                         ----------------
 Drugs & Pharmaceuticals - 4.0%
 Pfizer, Inc.                                                         10,805                      485,550
 Shire Pharmaceutical Group Plc. (a) (c)                               9,670                      499,214
                                                                                         ----------------
                                                                                                  984,764
                                                                                         ----------------
 Food - Dairy Products - 1.7%
 Suiza Foods Corp. (a)                                                 8,275                      422,542
                                                                                         ----------------
 Grocery Stores - 2.2%
 Safeway, Inc. (a)                                                    11,500                      536,906
                                                                                         ----------------

 Columbia Partners Equity Fund
 Schedule of Investments - September 31, 2000 (Unaudited)

 Common Stocks - continued                                        Shares                       Value

 Health - Diversified - 6.0%
 American Home Products Corp.                                          6,535                    $ 368,819
 Johnson & Johnson                                                     5,010                      470,627
 Orthodontic Centers of America, Inc. (a)                             18,870                      628,607
                                                                                         ----------------
                                                                                                1,468,053
                                                                                         ----------------
 Investment Banking & Brokerage - 2.2%
 Merrill Lynch & Co., Inc.                                            8,400                       554,400
                                                                                         ----------------
 Manufacturers - Diversified - 2.3%
 General Electric Co.                                                  9,930                      574,078
                                                                                         ----------------
 Oil & Gas - 9.1%
 BJ Services Co. (a)                                                   8,505                      519,868
 Nabors Industries, Inc. (a)                                          12,000                      628,800
 Schlumberger Limited                                                  4,940                      406,624
 Trico Marine Services, Inc. (a)                                      44,030                      698,976
                                                                                          ----------------
                                                                                                2,254,268
                                                                                          ----------------
 Retail Specialty Stores - 1.2%
 Costco Wholesale Corp.(a)                                             8,710                      304,306
                                                                                         ----------------
 Semiconductors - 9.9%
 Broadcom Corp. - Class A (a)                                          2,815                      686,156
 Intel Corp.                                                           7,620                      316,706
 TranSwitch Corp. (a)                                                 12,580                      801,975
 Vitesse Semiconductor Corp. (a)                                       7,225                      642,573
                                                                                         ----------------
                                                                                               2,447,410
                                                                                         ----------------
 Telecommunications - 6.9%
 Avanex Corp. (a)                                                      3,325                      358,061
 Metromedia Fiber Network, Inc., Class A (a)                          12,320                      299,530
 ONI Systems Corp.  (a)                                                4,845                      418,184
 Sonus Networks, Inc. (a)                                              3,310                      418,301
 Worldcom, Inc. (a)                                                    6,532                      198,409
                                                                                          ----------------
                                                                                                1,692,485
                                                                                          ----------------

 Total Common Stock (Cost $17,758,996)                                                         21,272,012
                                                                                         ----------------
                                                               Principal
                                                                 Value                        Value

 Money Market Securities - 13.8%
 Firstar Treasury Fund, 5.47% (b) (Cost $3,416,296)                3,416,296                  $ 3,416,296
                                                                                         ----------------

 TOTAL INVESTMENTS (Cost $21,175,292) - 100.0%                                                 24,688,308
                                                                                         ----------------

 Other assets less liabilities - 0.0%                                                                 897
                                                                                         ----------------
 Total Net Assets - 100.0%                                                                   $ 24,689,205
                                                                                         ================

 (a) Non-income producing
 (b) Variable rate security; the coupon rate shown represents the rate at September 30, 2000.
 (c) American Depository Receipt

 Columbia Partners Equity Fund                                September 30, 2000
 Statement of Assets & Liabilities

 (Unaudited)

 Assets

 Investment in securities (cost $21,175,292)                                               $ 24,688,308
 Dividends receivable                                                                             6,713
 Interest receivable                                                                              7,880
 Receivable for fund shares sold                                                                 60,943
                                                                                     ------------------
    Total assets                                                                             24,763,844

 Liabilities

 Accrued investment advisory fee                                       $ 11,754
 Payable for fund shares purchased                                        1,357
 Payable to custodian                                                    61,528
                                                              -----------------

   Total liabilities                                                                            74,639
                                                                                     ------------------

 Net Assets                                                                                $ 24,689,205
                                                                                     ==================

 Net Assets consist of:
 Paid in capital                                                                             18,188,687
 Accumulated undistributed net realized gain on investments                                   3,029,430
 Accumulated net investment loss                                                                (41,928)
 Net unrealized appreciation on investments                                                   3,513,016
                                                                                     ------------------

 Net Assets, for 1,482,211 shares                                                          $ 24,689,205
                                                                                     ==================

 Net Asset Value

 Offering price and redemption price per share ($24,689,205 / 1,482,211 )                       $ 16.66
                                                                                     ==================

 Columbia Partners Equity Fund                                September 30, 2000
 Statement of Operations

 (Unaudited)

 Investment Income
 Dividend income                                                                                 $ 57,534
 Interest income                                                                                   40,913
                                                                                          ---------------
 Total Income                                                                                      98,447

 Expenses
 Investment advisory fee                                               $ 140,375
 Trustees' fees                                                            1,043
 Total expenses before reimbursement                                     141,418
                                                              ------------------
 Reimbursed expenses                                                     (1,043)
                                                              ------------------
 Total operating expenses                                                                         140,375
                                                                                           ---------------
 Net Investment Loss                                                                              (41,928)
                                                                                           ---------------
 Realized & Unrealized Gain (Loss)
 Net realized loss on investment securities                            (331,792)
 Change in net unrealized appreciation (depreciation)
   on investment securities                                            (265,247)
                                                              ------------------
 Net gain on investment securities                                                               (597,039)
                                                                                          -----------------
 Derease in net assets resulting from operations                                               $ (638,967)
                                                                                          =================

 Columbia Partners Equity Fund
 Statement of Changes in Net Assets

                                                                  For the six
                                                                  months ended            For the year
                                                             September 30, 2000              ended
 Increase in Net Assets                                            (Unaudited)            March 31, 2000
                                                          ----------------------     -------------------
 Operations

   Net investment income (loss)                                       $ (41,928)             $  (34,929)
   Net realized gain (loss) on investment securities                   (331,792)              3,818,020
   Change in net unrealized appreciation (depreciation)                (265,247)              3,778,263
                                                          ----------------------     -------------------
   Net increase (decrease) in net assets resulting from                (638,967)              7,561,354
      operations                                          ----------------------     -------------------
 Distributions to shareholders

   From net investment income                                                 0                       0
   From net realized gain (loss)                                              0                (421,869)
                                                          ----------------------     -------------------
   Total distributions                                                        0                (421,869)
                                                          ----------------------     -------------------

 Share Transactions

   Net proceeds from sale of shares                                    2,056,647              17,229,187
   Shares issued in reinvestment of distributions                             0                  421,869
   Shares redeemed                                                     (768,832)               (750,184)
                                                          ----------------------     -------------------

 Net increase in net assets resulting
   from share transactions                                             1,287,815              16,900,872
                                                          ----------------------     -------------------

   Total increase in net assets                                          648,848              24,040,357
                                                          ----------------------     -------------------

 Net Assets
   Beginning of period                                                24,040,357                       0
                                                          ----------------------     -------------------
   End of period [including accumulated undistributed
      net investment loss of $41,928 & $0, respectively]            $ 24,689,205            $ 24,040,357
                                                          ======================     ===================

 Columbia Partners Equity Fund
 Financial Highlights

                                                                     Six months
                                                                       ended                 Year
                                                                   September 30,            ended
                                                                        2000               March 31,
                                                                     (Unaudited)              2000
                                                                ----------------      ------------------
 Selected Per Share Data

 Net asset value, beginning of period                                    $ 17.16                $ 10.00
                                                                ----------------      ------------------
 Income from investment operations
   Net investment loss                                                    (0.03)                  (0.04)
   Net realized and unrealized gain (loss)                                (0.47)                   7.59
                                                                ----------------      ------------------
 Total from investment operations                                         (0.50)                   7.55
                                                                ----------------      ------------------
 Less Distributions

   From net investment income                                               0.00                   0.00
   From net realized gain (loss)                                            0.00                  (0.39)
                                                                ----------------      ------------------
 Total distributions                                                        0.00                  (0.39)
                                                                ----------------      ------------------
 Net asset value, end of period                                          $ 16.66                $ 17.16
                                                                ================      ==================

 Total Return                                                          (2.91)(b)                  76.56%

 Ratios and Supplemental Data

 Net assets, end of period (000)                                         $24,689                $24,040
 Ratio of expenses to average net assets                               1.20% (a)                   1.20%
 Ratio of expenses to average net assets
   before reimbursement                                                1.21% (a)                   1.22%
 Ratio of net investment income (loss) to
   average net assets                                                  (0.36)(a)                 (0.31)%
 Ratio of net investment income (loss) to
   average net assets before reimbursement                             (0.37)(a)                 (0.34)%
 Portfolio turnover rate                                              89.30% (a)                 215.08%

 (a) Annualized
 (b)  For a period of less than a full year, total return is not annualized.

   Columbia Partners Equity Fund
                          Notes to Financial Statements
                               September 30, 2000
                                   (Unaudited)

NOTE 1.  ORGANIZATION

     Columbia Partners Equity Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on February 2, 1999 and commenced operations on April 1, 1999. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end series of the Trust. The Fund's investment objective is to provide long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Columbia Partners, L.L.C. (the "Advisor") to manage the Fund's investments. The Advisor was organized in 1995 as an independent limited liability company owned 50% by its employees and 50% by Galway Capital Management, L.L.C., a venture capital firm. A team of the Advisor makes the investment decisions for the Fund, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee of 1.20% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six months ended September 30, 2000 the Advisor earned a fee of $140,375 from the Fund. The Advisor has contractedly agreed to permanently reimburse fees and other expenses of the trustees to the extent necessary to maintain total operating expenses at the rate of 1.20%. For the six months ended September 30, 2000, the Advisor reimbursed expenses of $1,043.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended September 30, 2000, the Administrator received fees of $15,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the six months ended September 30, 2000, Unified received fees of $7,935 from the Advisor for transfer agent services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the six months ended September 30, 2000, Unified received fees of $12,400 from the Advisor for fund accounting services.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six months ended September 30, 2000.

     Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 4.  SHARE TRANSACTIONS

     As of September 30, 2000 there was an unlimited number of authorized shares for the Fund. Paid in capital at September 30, 2000 was $18,188,687.

     Transactions in shares were as follows:






                                        For the six months ended                   For the fiscal year ended
                                           September 30, 2000                            March 31, 2000
                                              (Unaudited)

                                       Shares                Shares               Dollars               Dollars

Shares sold                             128,088              128,088            $1,426,414             $17,229,187
Shares issued in
reinvestment                                  0                    0                30,997                 421,869
Shares  redeemed
                                       (46,433)              (46,433)              (56,855)               (750,184)
                                       --------             ---------           --------------        ---------------
                                        81,655                81,655             $1,400,556             $16,900,872
                                       ========             =========           ==============        ===============



NOTE 5.  INVESTMENTS

     For the six months ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $11,798,992 and $9,328,286, respectively. As of September 30, 2000, the gross unrealized appreciation for all securities totaled $4,836,434 and the gross unrealized depreciation for all securities totaled $1,323,418 for a net unrealized appreciation of $3,513,016. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $21,175,292.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dear Fellow Shareholders,

The Martin Capital Opportunity Funds suffered from recent downturns in the technology sector. For the six months since March 31, 2000, the U.S. Opportunity Fund returned -12.6% vs. -3.61% for the S&P 500. The Austin Opportunity Fund returned -23.5% for the same period. The Texas Opportunity Fund returned +3.1% for the period from inception August 1, 2000 through September 30, 2000 vs. +0.6% for the S&P 500 during that same time frame.

As we stated in our annual report, we remain committed to buying quality growth companies and holding them for the long-term. As witnessed these past few months, this "buy-and-hold" strategy hurt our short-term performance. However, we keep a five to ten year outlook on the stocks within these funds and we believe that long-term investors will be well rewarded. Because our investment discipline makes it unlikely for us to sell highly appreciated stocks, we will make additional investments in times of severe market weakness. The recent lows in the last few weeks have presented us with such special opportunities.

There is a Wall Street saying that no one rings a bell at the bottom, meaning that it is difficult to know when the next rally will begin. We accept that it is impossible to know how low the market will go before it turns around; however, with current attractive valuation levels and the high probability of long-term strong economic growth with low inflation, we are very confident that somewhat higher exposure to the stock market today will be rewarded with better investment returns tomorrow.

Economic Outlook

The rate of growth in our economy, which peaked last fall and eased slightly in the first two quarters of this year, slowed further in the third quarter. The combination of higher interest rates and higher oil product prices has left consumers and businesses with less cash to spend, so sales of all kinds have been pinched. Manufacturing has slowed, as less production is needed to meet reduced demand, so fewer new jobs are created. The labor market shows signs of loosening up, so there is a slightly slower growth in new payrolls and therefore slightly slower growth in consumer spending. Added to all this is the fact that we're only four and a half months out from the last Fed rate hike, so that hasn't yet had time to produce a slowing effect on the economy. Thus, the outlook is one of continued slowing over the next few months. Nevertheless, we have an extraordinarily robust economy in this country. Most people who want to work have jobs and are earning good pay; few remain unemployed. Because of this employment situation, the strong flow of paychecks into consumer purchases will continue. As two-thirds of our economy is based on consumer spending, there is little to no chance of a recession. Although the labor market may be loosening a bit, the change is nowhere near being substantial enough to become a drain on the economy. We are fortunate because other countries around the world with less vigorous economies may have considerably more trouble coping with higher oil prices in the longer term. As the inflation rate eventually ebs and the economy slows, we predict that the Fed will need to lower rates early in 2001, which will bring a return to more rapid economic growth with low inflation.

We appreciate your confidence in us.

Sincerely,


Paul B. Martin, Jr.

U.S. Opportunity Fund

The U.S. Opportunity Fund under-performed the S&P 500 as technology stocks sold off due to earnings concerns. As we stated in our annual report, it is unreasonable to expect the continuous spectacular returns we generated during our first full year of operations. Conversely, we recognize that sometimes the markets can become oversold. The current oversold conditions have presented us with a great opportunity for a short-term rebound in our performance numbers. Our ten largest holdings are listed below.

    Symbol                  Description            Percent of Net Assets 9/30/00
    ------                  -----------            -----------------------------
    EMC                     EMC Corp.                        3.2%
    ADVS                    Advent Software, Inc.            3.0%
    PALM                    Palm Inc. Com.                   2.8%
    SUNW                    Sun Microsystems, Inc.           2.7%
    ORCL                    Oracle Corp.                     2.7%
    ALTR                    Altera Corp.                     2.4%
    GLW                     Corning, Inc.                    2.1%
    TIF                     Bear Stearns Cos., Inc.          1.9%
    BSC                     Tiffany & Co.                    1.9%
    VIGN                    Vignette Corp.                   1.9%


                Returns for the Periods Ending September 30, 2000

                                                                                        Average Annual
                                                                                        Since Inception
Fund/Index                  3rd Quarter 2000        6 Months              1 Year        (April 1, 1999)
----------                  ----------------        --------              ------        ---------------

Martin Capital U.S.              -8.89%              -12.60%              35.41%               25.96%
Opportunity Fund

S&P 500 Index                    -0.98%               -3.61%              13.26%                8.90%

                   Comparison of $10,000 Investment in
              the U.S. Opportunity Fund and S&P 500 Index

                     U.S.
              Opportunity Fund              S&P 500 Index
                  $14,150                      $11,368
             ---------------------          -------------
4/1/99            $10,000                     $10,000
6/30/99            10,560                      10,705
9/30/99            10,450                      10,037
12/31/99           14,630                      11,529
3/31/00            16,190                      11,794
6/30/00            15,530                      11,480
9/30/00            14,150                      11,368


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on April 1, 1999 (commencement of operations) and held through September 30, 2000. The S&P Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Austin Opportunity Fund

The Austin Opportunity Fund also under-performed the major indexes due to the high concentration of local companies in technology. Although weak in the short term, these same technology companies are poised for a nice turnaround as the global economy becomes ever more reliant on the goods and services these companies provide. The fund's largest positions are listed below.

    Symbol     Description                         Percent of Net Assets 9/30/00
    ------     -----------                         -----------------------------
    CRUS       Cirrus Logic, Inc.                                    8.8%
    VIGN       Vignette Corp.                                        5.3%
    AMD        Advanced Micro Devices, Inc.                          5.1%
    ERTS       Electronic Arts, Inc.                                 4.3%
    WFMI       Whole Foods Market, Inc.                              4.2%
    SLR        Solectron Corp.                                       3.7%
    HHS        Harte-Hanks Communications, Inc.                      3.7%
    AMAT       Applied Materials, Inc.                               3.5%
    CRUS       Cirrus Logic, Inc.                                    8.8%
    VIGN       Vignette Corp.                                        5.3%


                Returns for the Periods Ending September 30, 2000

                                                                                       Average Annual
                                                                                      Since Inception
Fund/Index                  3rd Quarter 2000        6 Months         1 Year          (September 1, 1999)
----------                  ----------------        --------         ------          -------------------

Martin Capital Austin           -10.80%             -23.50%           9.15%                  6.82%
S&P 500 Index                    -0.98%              -3.61%          13.26%                  9.33%


                        Comparison of a $10,000 Investment
                    in the Austin Opportunity Fund and S&P 500 Index

                   Austin
              Opportunity Fund              S&P 500 Index
                  $10,740                      $11,016
             ---------------------          -------------
9/1/99            $10,000                     $10,000
9/30/99             9,840                       9,726
10/31/99           10,490                      10,341
11/30/99           12,000                      10,552
12/31/99           13,210                      11,173
1/31/00            11,350                      10,611
2/29/00            14,520                      10,412
3/31/00            14,040                      11,429
4/30/00            13,110                      11,085
5/31/00            11,050                      10,858
6/30/00            12,040                      11,125
7/31/00            11,180                      10,950
8/31/00            12,120                      11,629
9/30/00            10,740                      11,016

This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on September 1, 1999 (commencement of operations) and held through September 30, 2000. The S&P Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Texas Opportunity Fund

The brand-new Texas Opportunity Fund opened on August 1, 2000. It outperformed the S&P 500 during this short time frame. We have a slight over-weighting in technology issues in this fund due to our long-term bullish outlook for this sector. The fund also benefited from a significant exposure to energy stocks, a key component of the Texas economy. Our top holdings are listed below.

     Symbol     Description                Percent of Net Assets 9/30/00
     ------     -----------                -----------------------------
     ITWO       i2 Technologies, Inc.                           4.4%
     DYN        Dynegy, Inc. - Cl A                             4.3%
     REI        Reliant Energy, Inc.                            3.7%
     PRFT       Perficient, Inc.                                3.5%
     DELL       Dell Computer Corp.                             3.4%
     CRDS       Crossroads Systems, Inc.                        3.3%
     CPQ        Compaq Computer Corp.                           3.2%
     RIG        Transocean Sedco Forex, Inc                     3.2%
     TXI        Texas Industries, Inc.                          3.1%
     TXU        TXU Corp.                                       3.1%


                Returns for the Periods Ending September 30, 2000

                                      Average Annual
                                      Since Inception
     Fund/Index                     (September 1, 1999)
     -----------                    ------------------
     Martin Capital Texas
     Opportunity Fund                      3.10%

     S&P 500 Index                         0.60%

                 Comparison of a $10,000 Investment
                in the Texas Opportunity Fund and S&P 500 Index

                   Texas
              Opportunity Fund              S&P 500 Index
                  $10,310                     $10,060
             ---------------------          -------------
8/1/00            $10,000                     $10,000
8/31/00            11,010                      10,621
9/30/00            10,310                      10,060

 This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on August 1, 2000 (commencement of operations) and held through September 30, 2000. The S&P Index is a widely recognized unmanaged index of common stock prices. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Martin Capital U.S. Opportunity Fund
Schedule of Investments - September 30, 2000
(Unaudited)

Common Stocks - 97.0%                                         Shares                      Value

Apparel Stores - 0.3%
Gap, Inc.                                                           800                    $ 16,100
                                                                                     ---------------
Banks -1.8%
Citigroup, Inc.                                                   1,866                     100,881
                                                                                     ---------------
Building Supplies -1.2%
Home Depot, Inc.                                                  1,300                      68,819
                                                                                     ---------------
Communications Equipment & Services - 7.0%
3Com Corp. (a)                                                    5,000                      95,937
Exodus Communications, Inc. (a)                                   1,600                      79,000
Lucent Technologies, Inc.                                         1,200                      36,750
Motorola, Inc.                                                    2,300                      65,550
QUALCOMM, Inc. (a)                                                1,400                      99,750
VTEL Corp. (a)                                                    5,000                      12,187
                                                                                     ---------------
                                                                                            389,174
                                                                                     ---------------
Computer Services & Software - 19.8%
Advent Software, Inc. (a)                                         2,420                     169,097
BMC Software, Inc. (a)                                            2,400                      45,900
Cadence Design Systems, Inc. (a)                                  1,900                      48,806
Computer Associates International, Inc.                           2,400                      60,750
EMC Corp. (a)                                                     1,800                     179,100
Excite@home (a)                                                   1,700                      24,012
Microsoft Corp. (a)                                               1,200                      72,375
Netsolve, Inc. (a)                                                3,000                      21,375
Networks Associates, Inc. (a)                                     2,800                      63,350
New Era of Networks (a)                                           3,000                      72,984
Oracle Corp. (a)                                                  1,900                     149,625
Palm, Inc. (a)                                                    2,900                     153,526
Prodigy Communications Corp. (a)                                  1,500                       7,687
Perficient, Inc. (a)                                              2,000                      36,000
                                                                                     ---------------
                                                                                          1,104,587
                                                                                     ---------------
Computers & Office Equipment - 11.9%
Altera Corp. (a)                                                  2,800                     133,700
Apple Computer, Inc.                                              2,000                      51,500
Cisco Systems, Inc. (a)                                           1,800                      99,450
Dell Computer Corp. (a)                                           2,200                      67,788
Hewlett-Packard Co.                                                 800                      77,500
Micron Technology, Inc. (a)                                       1,700                      78,200
Sun Microsystems, Inc. (a)                                        1,300                     151,775
                                                                                     ---------------
                                                                                            659,913
                                                                                     ---------------
Construction - 0.6%
Centex Corp.                                                      1,000                      32,125
                                                                                     ---------------

Drugs & Pharmaceuticals - 4.3%
Lilly (Eli) & Co.                                                 1,000                      81,125
Merck & Co., Inc.                                                 1,000                      74,438
Pfizer, Inc.                                                      1,800                      80,888
                                                                                     ---------------
                                                                                            236,451
                                                                                     ---------------


Martin Capital U.S. Opportunity Fund
Schedule of Investments - September 30, 2000 - continued
(Unaudited)

Common Stocks - continued                                     Shares                      Value

Electrical Equipment - 3.9%
American Power Conversion Corp. (a)                                2,700                  $ 51,806
Applied Materials, Inc. (a)                                        1,300                    77,106
General Electric Co.                                               1,500                    86,719
                                                                                     ---------------
                                                                                           215,631
                                                                                     ---------------
Electronic Instruments - 5.3%
Advanced Micro Devices, Inc. (a)                                  4,200                      99,225
Agilent Technologies, Inc. (a)                                    1,500                      73,406
LSI Logic Corp. (a)                                               1,900                      55,575
Texas Instruments, Inc.                                           1,400                      66,500
                                                                                     ---------------
                                                                                             294,706
                                                                                     ---------------
Entertainment - 2.5%
Electronic Arts, Inc. (a)                                         2,000                      98,750
Time Warner, Inc.                                                   500                      39,125
                                                                                     ---------------
                                                                                            137,875
                                                                                     ---------------
Finance - Diversified - 1.6%
American Express Co.                                              1,500                      91,125
                                                                                     ---------------

Grocery Stores - 1.6%
Whole Foods Market, Inc. (a)                                      1,700                      91,269
                                                                                     ---------------

Industrial Machinery & Equipment - 1.4%
Lam Research Corp. (a)                                            3,700                      77,469
                                                                                     ---------------


Insurance -1.5%
Berkshire Hathaway Inc. - Cl B (a)                                   40                      82,800
                                                                                     ---------------

Integrated Circuits - 1.2%
Dallas  Semiconductor Corp.                                       2,000                      65,750
                                                                                     ---------------

Internet Services - 3.9%
America Online, Inc. (a)                                            700                      37,625
Vignette Corp. (a)                                                3,600                     107,550
Yahoo! Inc. (a)                                                     800                      72,800
                                                                                     ---------------
                                                                                            217,975
                                                                                     ---------------

Investment Banking & Brokerage Services - 7.3%
Bear Stearns Cos., Inc.                                           1,700                     110,500
E-Trade Group, Inc. (a)                                           3,000                      49,312
Schwab (Charles) Corp.                                            2,600                      92,300
Southwest Securities Group, Inc.                                  2,750                      80,438
TD Waterhouse Group (a)                                           4,000                      74,500
                                                                                     ---------------
                                                                                            407,050
                                                                                     ---------------
Lodgings - 1.8%
Four Seasons Hotels (a)                                           1,400                     102,463
                                                                                     ---------------
Long Distance Carriers - 0.5%
Sprint Corp.                                                      1,000                      29,312
                                                                                     ---------------

Medical Appliances & Equipment - 3.2%
Medtronic, Inc.                                                   1,900                      98,444
Colorado Medtech, Inc. (a)                                        3,000                      25,500
Visx, Inc. (a)                                                    2,000                      53,875
                                                                                     ---------------
                                                                                            177,819

Martin Capital U.S. Opportunity Fund
Schedule of Investments - September 30, 2000 - continued
(Unaudited)

Common Stocks - continued                                     Shares                      Value

Oil & Gas Pipelines & Storage - 1.6%
Enron Corp.                                                       1,000                    $ 87,625
                                                                                     ---------------
Restaurants - 1.9%
Starbucks Corp. (a)                                               2,600                     104,162
                                                                                     ---------------
Retail & Wholesale - Specialty - 2.2%
pcOrder.com, Inc. - Cl A (a)                                      4,000                      14,250
Tiffany & Co.                                                     2,800                     107,975
                                                                                     ---------------
                                                                                            122,225
                                                                                     ---------------
Semiconductors - 1.2%
Intel Corp.                                                       1,600                      66,500
                                                                                     ---------------
Semiconductor Equipment & Materials -1.5%
Dupont Photomask, Inc. (a)                                        1,400                      82,250
                                                                                     ---------------

Switching & Transmission Equipment - 3.3%
Corning, Inc.                                                       400                     118,900
JDS Uniphase Corp. (a)                                              700                      66,281
                                                                                     ---------------
                                                                                            185,181
                                                                                     ---------------
Telephone Services -2.1%
AT&T Corp.                                                        1,000                      29,125
Qwest Communications International, Inc. (a)                      1,800                      86,625
                                                                                     ---------------
                                                                                            115,750
                                                                                     ---------------
Wireless Communication Services - 0.6%
Sprint PCS Group (a)                                              1,000                      35,063
                                                                                     ---------------
TOTAL COMMON STOCKS (Cost $ 4,996,270)                                                    5,398,050
                                                                                     ---------------

                                                             Principal

U.S. Government Obligations - 3.6%                             Value
U.S. Treasury Bond, 6.00%, 02/15/26 (Cost $ 194,416)                                        198,188
                                                                                     ---------------

TOTAL INVESTMENTS - 100.6%  (Cost $ 5,190,685)                                            5,596,238
Other assets less liabilities - 0.6%                                                        (31,041)
                                                                                     ---------------

TOTAL NET ASSETS -100%                                                                  $ 5,565,197
                                                                                     ===============


(a) Non-income producing


 Written Put Options

Common Stocks Index / Expiration Date @ Exercise Price        to Put                      Value
------------------------------------------------------
                                                           -------------             ---------------

Dell Computer Corp. / October 2000  @ 35                       2500                        $ 10,625
NASDAQ 100 Trust Unit / December 2000 @ 70                     7000                           8,750
NASDAQ 100 Trust Unit /  November  2000 @ 80                   7000                          14,875
                                                           -------------             ---------------


Totals (Premiums received $25,799)                                                         $ 34,250
                                                                                     ===============


Martin Capital U.S. Opportunity Fund
      September 30, 2000
Statement of Assets & Liabilities
(Unaudited)

Assets
Investment in securities (cost $5,190,685)                                                 $ 5,596,238
Dividends receivable                                                                             1,402
Interest receivable                                                                              1,470
Receivable for securities sold                                                                 669,625
Other receivables                                                                                   84
                                                                                     ------------------
   Total assets                                                                              6,268,819

Liabilities
Put Options Written (Premium received $25,799)                         $ 34,250
Accrued investment advisory fee payable                                   5,906
Accrued other payables                                                      100
Payable for fund shares redeemed                                            465
Payable for securities purchased                                         56,012
Payable to custodian                                                    606,889
                                                               -----------------
   Total liabilities                                                                           703,622
                                                                                     ------------------

Net Assets                                                                                 $ 5,565,197
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              5,142,235
Accumulated net investment loss                                                                (17,915)
Accumulated undistributed net realized gain on investments                                      43,775
Net unrealized appreciation on investments                                                     397,102
                                                                                     ------------------
Net Assets, for 393,372 shares                                                             $ 5,565,197
                                                                                     ==================


Net Asset Value
Offering price and redemption price per share ($5,565,197/393,372)                             $ 14.15
                                                                                     ==================

Martin Capital U.S. Opportunity Fund
Statement of Operations for the six months ended September 30, 2000
(Unaudited)

Investment Income
Dividend income                                                                                  $ 4,975
Interest income                                                                                    8,635
                                                                                          ---------------
Total Income                                                                                      13,610


Expensesory fee                                                        $ 31,525
Trustees' fees                                                              655
                                                             ------------------
Total expenses before reimbursement                                      32,180
Reimbursed expenses                                                        (655)
                                                             ------------------
Total operating expenses                                                                          31,525
                                                                                          ---------------
Net Investment Loss                                                                              (17,915)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on:
  Investment securities                                                  24,557
  Option securities                                                      19,218
Change in net unrealized depreciation
   on investment securities & option securities                        (650,236)
                                                             ------------------
Net realized & unrealized loss on investment securities & option securities                      (606,461)
                                                                                          ---------------
 Net increase in net assets resulting from operations                                          $ (624,376)
                                                                                          ===============

Martin Capital U.S. Opportunity Fund
Statement of Changes in Net Assets
(Unaudited)

                                                                                  Six months ended
                                                                                 September 30, 2000     Year ended
                                                                                  (Unaudited)         March 31, 2000
                                                                                -----------------     -----------------
Increase (Decrease) in Net Assets

From Operations

   Net investment loss                                                                $ (17,915)             $ (6,151)
   Net realized gain on investments                                                           0                 5,598
   Change in net unrealized appreciation/(depreciation)                                (650,236)            1,047,338
                                                                                -----------------     -----------------

   Net increase/(decrease) in net assets resulting from operations                     (668,151)            1,046,785
                                                                                -----------------     -----------------
Share Transactions

   Net proceeds from sale of shares                                                   2,596,345             2,694,998
   Shares redeemed                                                                     (120,007)               28,548
                                                                                -----------------     -----------------
   Net increase in net assets resulting
   from share transactions                                                            2,476,338             2,666,450
                                                                                -----------------     -----------------
                                                                                -----------------     -----------------
Total Increase in Net Assets                                                          1,808,187             3,713,235
                                                                                -----------------     -----------------

Net Assets

   Beginning of period                                                                3,713,235                     0
                                                                                -----------------     -----------------
   End of period [including accumulated undistributed
      net investment loss of $17,915 and $0 respectively]                           $ 5,521,422           $ 3,713,235
                                                                                =================     =================

Martin Capital U.S. Opportunity Fund
Financial Highlights
(Unaudited)

                                                    Six months ended
                                                   September 30, 2000              Year ended
                                                     (Unaudited)                  March 31, 2000
                                                   -------------------          ---------------------
Selected Per Share Data

Net asset value, beginning of period                     $ 16.19                      $ 10.00
                                                   --------------                 ---------------
Income from investment operations
   Net investment income (loss)                            (0.05)                      (0.04)
   Net realized and unrealized gain (loss)                 (1.99)                       6.23
                                                   --------------                 ---------------
Total from investment operations                           (2.04)                       6.19
                                                   --------------                 ---------------

Net asset value, end of period                           $ 14.15                     $ 16.19
                                                   ==============                 ===============

Total Return                                              (12.60)(b)                  61.90% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                           $5,565                     $3,713
Ratio of expenses to average net assets                    1.25% (a)                   1.25% (a)
Ratio of expenses to average net assets
   before reimbursement                                    1.29% (a)                   1.37% (a)
Ratio of net investment income (loss) to
   average net assets                                      (0.71)(a)                  (0.35)(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (0.75)(a)                  (0.47)(a)
Portfolio turnover rate                                   28.75% (a)                   0.35% (a)


(a)  Annualized

(b)  For periods of less than a full year, the total return is not annualized.

Martin Capital Texas Opportunity Fund
Schedule of Investments - September 30, 2000  (Unaudited)

Common Stocks - 98.4%                                      Shares                    Value
Airlines - 6.7%
AMR Corp. (a)                                                   200                     $ 6,550
Continental Airlines, Inc. - Cl B (a)                           100                       4,544
Southwest Airlines Co.                                          250                       6,062
                                                                                 ---------------
                                                                                         17,156
                                                                                 ---------------
Biotechnology & Drugs - 5.0%
Lexicon Genetics, Inc. (a)                                      220                       6,957
Texas Biotechnology Corp. (a)                                   350                       5,691
                                                                                 ---------------
                                                                                         12,648
                                                                                 ---------------
Communications Equipment  - 1.9%
Efficient Networks, Inc. (a)                                    130                       4,851
                                                                                 ---------------

Computer Services & Software  - 12.9%
BMC Software, Inc. (a)                                          300                       5,738
i2 Technologies, Inc. (a)                                        60                      11,224
Inet Technologies, Inc. (a)                                     110                       3,217
NetSolve, Inc.  (a)                                             500                       3,562
Perficient, Inc. (a)                                            500                       9,000
                                                                                 ---------------
                                                                                         32,741
                                                                                 ---------------
Computers & Office Equipment - 12.2%
Compaq Computer Corp.                                           300                       8,256
Crossroads Systems, Inc. (a)                                  1,000                       8,500
Dell Computer Corp. (a)                                         280                       8,627
National Instruments Corp. (a)                                  130                       5,736
                                                                                 ---------------
                                                                                         31,119
                                                                                 ---------------
Concrete & Cement Producers - 3.1%
Texas Industries, Inc.                                          250                       7,969
                                                                                 ---------------

Electronic Instruments - 1.9%
Texas Instruments, Inc. (a)                                     100                       4,750
                                                                                 ---------------

Food Service Distributor - 2.4%
Sysco Corp. (a)                                                 130                       6,021
                                                                                 ---------------
Grocery Stores - 2.3%
Whole Foods Market, Inc. (a)                                    110                       5,906
                                                                                 ---------------
Insurance - 2.5%
American General Corp.                                           80                       6,240
                                                                                 ---------------
Intergrated Circuits - 1.8%
Dallas Semiconductor Corporation                                140                       4,603
                                                                                 ---------------
Internet Information Providers  - 2.7%
Vignette Corp. (a)                                              230                       6,871
                                                                                 ---------------

Investment Banking & Brokerage - 2.3%
Southwest Securities Group, Inc.                                200                       5,850
                                                                                 ---------------

Medical Equipment & Supplies - 2.2%
Luminex Corp. (a)                                               150                       5,700
                                                                                  --------------


Oil & Gas Operations - 5.2%
Apache Corp. (a)                                                100                     $ 5,913
Coastal Corp.                                                   100                       7,412
                                                                                 ---------------
                                                                                         13,325
                                                                                 ---------------
Oil and Gas Services - 12.7%
Dynegy, Inc. - Cl A                                             190                      10,830
Enron Corp.                                                      70                       6,134
Transocean Sedco Forex, Inc.                                    140                       8,207
Valero Energy Corp.                                             200                       7,038
                                                                                 ---------------
                                                                                         32,209
                                                                                 ---------------


Radio Broadcasting & Programming - 1.7%
Clear Channel Communications (a)                                 75                       4,249
                                                                                 ---------------

Semiconductors - 1.6%
Silicon Laboratories, Inc.  (a)                                 100                       4,100
                                                                                 ---------------
Semiconductor Equipment  & Materials - 2.3%
DuPont Photomasks, Inc. (a)                                     100                       5,875
                                                                                 ---------------

Telecommunications - Miscellaneous - 1.9%
Crown Castle International Corp. (a)                            160                       4,970
                                                                                 ---------------
Telecommunications Services - 3.8%
SBC Communications, Inc.                                        120                       5,985
Allegiance Telecom, Inc. (a)                                    100                       3,725
                                                                                 ---------------
                                                                                          9,710
                                                                                 ---------------
Travel Services - 2.5%
Sabre Holdings Corporation - Cl A (a)                           220                       6,366
                                                                                 ---------------
Utilities - 6.8%
Reliant Energy, Inc.                                            200                       9,300
TXU Corp.                                                       200                       7,925
                                                                                 ---------------
                                                                                         17,225
                                                                                 ---------------

TOTAL COMMON STOCKS (Cost $ 247,104)                                                    250,454
                                                                                 ---------------


TOTAL INVESTMENTS - 98.4%  (Cost $ 247,104)                                             250,454
                                                                                 ---------------
Other assets - 1.6%                                                                       4,106
                                                                                 ---------------
TOTAL NET ASSETS - 100%                                                               $ 254,560
                                                                                 ===============


(a) Non-income producing

Put Options Written September 30, 2000

                                                                      Shares
                                                                      Subject

Common Stocks / Expiration Date @ Exercise Price                      to Put         Value

Dell  Computer Corp. / October 2000 @ 35                                 5,000          $ 2,125
NASDAQ 100 Trust Unit / December 2000 @ 70                               3,000              375
NASDAQ 100 Trust Unit / November 2000 @ 80                               3,000              638
                                                                                 ---------------
 Total (premiums received $1,869 )                                                       $ 3,138
                                                                                 ===============

Martin Capital Texas Opportunity Fund                      September 30, 2000
Statement of Assets & Liabilities

(Unaudited)

Assets
Investment in securities (cost $247,104)                                                     $ 250,454
Dividends receivable                                                                               153
Interest receivable                                                                                 33
Receivable for investments sold                                                                 29,378
                                                                                     ------------------
   Total assets                                                                                280,018

Liabilities
Put options written (premiums received $1,869)                          $ 3,138
Accrued investment advisory fee payable                                     252
Payable to custodian bank                                                22,068
                                                              -----------------
   Total liabilities                                                                            25,458
                                                                                     ------------------

Net Assets                                                                                   $ 254,560
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              $ 251,593
Accumulated  net investment loss                                                                  (118)
Accumulated undistributed net realized gain on investments                                       1,004
Net unrealized appreciation on investments                                                       2,081
                                                                                     ------------------

Net Assets, for  24,686 shares                                                               $ 254,560
                                                                                     ==================


Net Asset Value

Offering price and redemption price per share ($ 254,560 / 24,686)                             $ 10.31
                                                                                     ==================

Martin Capital Texas Opportunity Fund
Statement of Operations for the period August 1, 2000
(Commencement of Operations) through September 30, 2000
(Unaudited)

Investment Income
Dividend income                                                                                    $ 287
Interest income                                                                                       65
                                                                                          ---------------
Total Income                                                                                         352

Expenses

Investment advisory fee                                                   $ 470
Trustees' fees                                                              362
                                                             ------------------
Total expenses before reimbursement                                         832
Reimbursed expenses                                                        (362)
                                                             ------------------
Total operating expenses                                                                             470
                                                                                          ---------------
Net Investment Loss                                                                                 (118)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gains                                                       1,004
Change in net unrealized appreciation
   on investment securities                                              2,081
                                                              ------------------
Net realized & unrealized gain on investment securities                                              3,085
                                                                                          ---------------
Net increase in net assets resulting from operations                                             $ 2,967
                                                                                          ===============

Martin Capital Texas Opportunity Fund
Statement of Changes in Net Assets for the period  August 1, 2000
(Commencement of Operations) through September 30, 2000
(Unaudited)

Increase (Decrease) in Net Assets
From Operations
   Net investment loss                                                                           $ (118)
   Net realized gain on investments                                                               1,004
   Change in net unrealized appreciation                                                          2,081
                                                                                           -----------------
   Net increase in net assets resulting from operations                                           2,967
                                                                                           -----------------
Share Transactions

   Net proceeds from sale of shares                                                             251,593
   Shares redeemed                                                                                    0
                                                                                           -----------------
   Net increase in net assets resulting
   from share transactions                                                                      251,593
                                                                                           -----------------
   Total Increase in Net Assets                                                                 254,560
                                                                                           -----------------


Martin Capital Texas Opportunity Fund
Financial Highlights for the period August 1, 2000
(Commencement of Operations) through September 30, 2000
(Unaudited)

Selected Per Share Data

Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment income (loss)                            (0.01)
   Net realized and unrealized gain                         0.32
                                                   --------------
Total from investment operations                            0.31
                                                   --------------

Net asset value, end of period                           $ 10.31
                                                   ==============

Total Return                                               3.10% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                             $255
Ratio of expenses to average net assets                    1.25% (a)
Ratio of expenses to average net assets
   before reimbursement                                    2.21% (a)
Ratio of net investment income (loss) to
   average net assets                                      (0.31)(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (1.27)(a)
Portfolio turnover rate                                  104.83% (a)

(a) Annualized
(b) For a period of less than a full year, the total return is not annualized.

 Martin Capital Austin Opportunity Fund
Schedule of Investments - September 30, 2000
(Unaudited)

Common Stocks - 101.0%                                               Shares              Value
Biotechnology & Drugs - 2.0%
Pharmaceutical Product Development, Inc. (a)                           700              $ 18,594
                                                                                       ----------

Business Services - 0.2%
American Physicians Service Group, Inc. (a)                            500                 1,812
                                                                                       ----------

Cable & Other Pay Television Services - 0.3%
Classic Communications, Inc. - Cl A (a)                                600                 3,038
                                                                                       ----------

Communications Equipment & Services - 2.8%
Motorola, Inc.                                                          750               21,375
Tellabs, Inc. (a)                                                        30                1,432
VTEL Corp. (a)                                                        1,100                2,681
                                                                                      -----------
                                                                                          25,488
                                                                                      -----------
Computer Services & Software - 16.0%
BMC Software, Inc. (a)                                                   300               5,737
Computer Sciences Corp. (a)                                              370              27,473
Concero, Inc. (a)                                                      1,090               4,905
Electronic Arts, Inc. (a)                                                780              38,513
Electronic Data Systems Corp.                                            200               8,300
eLoyalty Corp. (a)                                                     1,000              12,750
Netpliance, Inc. (a)                                                   1,000               1,500
NetSolve, Inc. (a)                                                     1,100               7,837
Perficient, Inc. (a)                                                   1,600              28,800
Pervasive Software, Inc. (a)                                           1,600               3,300
Prodigy Communications Corp.                                           1,000               5,125
                                                                                     ------------
                                                                                         144,240
                                                                                     ------------
Computers & Office Equipment - 11.9%
Apple Computer, Inc. (a)                                               1,000              25,750
Crossroads Systems, Inc. (a)                                             700               5,950
Dell Computer Corp. (a)                                                  550              16,947
IKON Office Solutions, Inc.                                              200                 788
International Business Machines Corp.                                    230              26,393
National Instruments Corp. (a)                                           710              31,329
                                                                                     ------------
                                                                                         107,157
                                                                                     ------------
Electrical Equipment - 4.2%
Active Power, Inc. (a)                                                    100              6,200
Applied Materials, Inc. (a)                                               530             31,436
                                                                                     ------------
                                                                                          37,636
                                                                                      -----------
Electronic Instruments - 10.2%
Advanced Micro Devices, Inc. (a)                                        1,960             46,305
Electrosource, Inc. (a)                                                 1,000              4,375
Solectron Corp. (a)                                                       730             33,671
XeTel Corp. (a)                                                         1,000              8,000
                                                                                      ------------
                                                                                          92,351
                                                                                      ------------
Entertainment - 0.5%
Grand Adventures Tour & Travel Publishing Corp. (a)                      2,000             4,750
                                                                                      ------------
Common Stocks - continued
Grocery Stores - 4.2%
Whole Foods Market, Inc. (a)                                               710            38,118
                                                                                      ------------
Health Care Plans - 0.2
Humana, Inc. (a)                                                           200             2,150
                                                                                      ------------
Health - Diversified - 3.4%
Abbott Laboratories, Inc.                                                  640            30,440
                                                                                      -------------

Healthcare Facilities - 0.6%
Columbia/HCA Healthcare Corp.                                              100             3,713
Prime Medical Services, Inc. (a)                                           200             1,550
                                                                                      -------------
                                                                                           5,263
                                                                                      --------------
Industrial Machinery - 1.3%
DTM Corp. (a)                                                            2,000            11,500
                                                                                      -------------
Insurance - 0.8%
Citizens, Inc. (a)                                                         300             2,006
Financial Industries Corp.                                                 100               900
InterContinental Life Corp. (a)                                            200             1,950
National Western Life Insurance Co. - Cl A (a)                              30             2,190
                                                                                    -----------------
                                                                                           7,046
                                                                                    -----------------
Internet Information Providers - 8.0%
Drkoop.com, Inc. (a)                                                     1,500             1,734
Garden.com, Inc. (a)                                                     1,500             1,359
Hoover's, Inc. (a)                                                       1,830            11,666
ProsoftTraining.com (a)                                                    700             9,975
Vignette Corp. (a)                                                       1,600            47,800
                                                                                    ---------------
                                                                                          72,534
                                                                                    ---------------
Investment Banking & Brokerage Services - 1.2%
Schwab (Charles) Corp.                                                     300            10,650
                                                                                    ---------------
Manufacturers - Diversified - 0.3%
Minnesota Mining & Manufacturing Co.                                        30             2,734
                                                                                    --------------
Medical Equipment & Supplies - 4.0%
Arrhythmia Research Technology, Inc. (a)                                 2,000             3,625
Encore Medical Corp. (a)                                                 2,000             4,500
Luminex Corp. (a)                                                          400            15,200
Sulzer Medica Ltd. (a) (b)                                                 500            13,000
                                                                                    --------------
                                                                                          36,325
                                                                                    ---------------
Natural Gas - 2.9%
Southern Union Co.                                                       1,300            25,756
                                                                                    ---------------
Oil & Gas Operations - 0.7%
Brigham Exploration Co. (a)                                              2,000            6,625
                                                                                    -----------------
Personal & Household Products - 0.1%
Surrey, Inc. (a)                                                         1,000              750
                                                                                    -----------------
Printing & Publishing - 3.7%
EpicEdge, Inc. (a)                                                         200              550
Harte-Hanks Communications, Inc.                                         1,220           33,245
                                                                                    -----------------
                                                                                         33,795
                                                                                    -----------------
Real Estate Developers - 0.3%
Stratus Properties, Inc. (a)                                               500            2,250
                                                                                    -----------------
Restaurants - 1.0%
Schlotzky's, Inc. (a)                                                    2,200            9,213
                                                                                    -----------------
Retail & Wholesale - Specialty - 1.0%
EZCORP, Inc. - Cl A                                                        500              625
pcOrder.com, Inc. - Cl A (a)                                               700            2,494
Travis Boats & Motors, Inc. (a)                                          1,600            5,900
                                                                                    ------------
                                                                                          9,019
                                                                                    ------------
Semiconductors - 12.5%
Cirrus Logic, Inc. (a)                                                   1,980           79,819
Cypress Semiconductor Corp. (a)                                            200            8,312
Intel Corp.                                                                400           16,625
Silicon Laboratories, Inc. (a)                                             200            8,200
                                                                                     ------------
                                                                                        112,956
                                                                                     ------------
Semiconductor Equipment & Materials - 2.9%
Dupont Photomasks, Inc. (a)                                                450           26,437
                                                                                     ------------
Telecommunications Services - 3.8%
Aperian, Inc. (a)                                                          334            2,125
Broadwing, Inc.                                                          1,170           29,908
SBC Communications, Inc.                                                    40            1,995
                                                                                     -------------
                                                                                         34,028
                                                                                     -------------

TOTAL COMMON STOCKS (Cost $1,016,257)                                                   912,655
                                                                                     -------------

TOTAL INVESTMENTS - 101.0%  (Cost $1,016,257)                                           912,655
                                                                                     -------------

Liabilities in excess of other assets - (1.0)%                                           (8,891)
                                                                                     -------------

TOTAL NET ASSETS - 100.0%                                                             $ 903,764
                                                                                     ==============
(a) Non-income producing
(b) American Depository Receipt

Put Options Written September 30, 2000

                                                                 Shares Subject
Common Stocks Index / Expiration Date @ Exercise Price               to Put                    Value
------------------------------------------------------           --------------      -----------------
Dell Computer Corp. / October 2000 @ 35                                  1,000                $ 4,250
NASDAQ 100 Trust / December 2000 @ 70                                    1,200                  1,500
NASDAQ 100 Trust / November  2000 @ 100                                  1,200                  2,550
                                                                                     -----------------
                                                                                     -----------------

Total (premiums received $5,575)                                         3,400                $ 8,300
                                                                                     =================


Martin Capital Austin Opportunity Fund                                               September 30, 2000
Statement of Assets & Liabilities
(Unaudited)

Assets
Investment in securities (cost $1,016,257)                                                   $ 912,655
Dividends receivable                                                                                30
Receivable for securities sold                                                                 116,062
                                                                                     ------------------
   Total assets                                                                              1,028,747

Liabilities

Put options written (Premium received $5,575)                             8,300
Accrued investment advisory fee payable                                     866
Payable to custodian bank                                               103,985
Payable for securities purchased                                         11,772
Payable for fund shares redeemed                                             60
                                                                 ---------------

   Total liabilities                                                                           124,983
                                                                                     ------------------

Net Assets                                                                                   $ 903,764
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                            $ 1,009,560
Accumulated net investment loss                                                                 (4,929)
Accumulated undistributed net realized gain                                                      5,460
Net unrealized depreciation on investments                                                    (106,327)
                                                                                     ------------------

Net Assets, for 84,174 shares                                                                $ 903,764
                                                                                     ==================

Net Asset Value

Offering price and redemption price per share ($903,764 / 84,174)                              $ 10.74
                                                                                    ====================


Martin Capital Austin Opportunity Fund
Statement of Operations for the six months ended September 30, 2000
(Unaudited)

Investment Income

Dividend income                                                                                   $ 562
Interest income                                                                                     591
                                                                                         ---------------
Total Income                                                                                      1,153
Expenses
Investment advisory fee                                                 $ 6,082
Trustees' fees                                                              655
                                                              ------------------
Total expenses before reimbursement                                       6,737
Reimbursed expenses                                                        (655)
                                                              ------------------
Total operating expenses                                                                           6,082
                                                                                          ---------------
Net Investment Loss                                                                               (4,929)
                                                                                          ---------------
Realized & Unrealized Gain (Loss)
Net realized gain on:
  Investment securities                                                  5,048
  Options securities                                                       412
Change in net unrealized depreciation
   on investment securities & option securities                       (268,462)
                                                              ------------------
Net realized & unrealized loss on investment                                                      (263,002)
                                                                                          ---------------
   securities & option securities
Net decrease in net assets                                                                    $ (267,931)
                                                                                          ===============
     resulting from operations

Martin Capital Austin Opportunity Fund
Statement of Changes in Net Assets

                                                               Six months ended
                                                              September 30, 2000       Period ended
                                                                 (Unaudited)         March 31, 2000 (a)
                                                               -----------------    ---------------------

Increase (Decrease) in Net Assets
From Operations
   Net investment loss                                               $ (4,929)         $ (1,967)
   Net realized gain on investment securities                           5,460                65
   Change in net unrealized appreciation/depreciation                (268,462)          162,135
                                                                    -----------       -----------
   Net increase/decrease in net assets resulting from operations     (267,931)          160,233
                                                                    -----------       -----------

Share Transactions
   Net proceeds from sale of shares                                   180,893           889,826
   Shares redeemed                                                    (58,024)           (1,233)
                                                                  -------------       -----------
   Net increase in net assets resulting
   from share transactions                                             122,869          888,593
                                                                  -------------       -----------

Total increase/decrease in net assets                                 (145,062)       1,048,826
                                                                  -------------       -----------

Net Assets
   Beginning of period                                               1,048,826                0
                                                                   ------------       -----------

   End of period [including accumulated undistributed
      net investment loss of $4,929 and $0]                          $ 903,764       $ 1,048,826
                                                                  =============       ===========

(a) For the period September 1, 1999 (commencement of operations) through March 31, 2000

Martin Capital Austin Opportunity Fund
Financial Highlights

                                                         Six months ended
                                                           September 30,             Period ended
                                                                2000                    March 31,
                                                             (Unaudited)                2000 (c)
                                                           ----------------           ------------
Selected Per Share Data
Net asset value, beginning of period                             $ 14.02                 $ 10.00
                                                              ------------            ------------
Income from investment operations
   Net investment loss                                            (0.06)                   (0.04)
   Net realized and unrealized gain/loss                          (3.22)                    4.06
                                                              ------------             ------------
Total from investment operations                                  (3.28)                    4.02
                                                              ------------             ------------
Net asset value, end of period                                  $ 10.74                  $ 14.02
                                                              ============              ============

Total Return                                                   (23.50)   (b)               40.20% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                                   $904                   $1,049
Ratio of expenses to average net assets                           1.25% (a)                1.25%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           1.38% (a)                1.51%  (a)
Ratio of net investment income (loss) to
   average net assets                                            (1.01) (a)                (0.55) (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                       (1.15) (a)                (0.81) (a)
Portfolio turnover rate                                          25.19% (a)                 0.80% (a)

(a) Annualized
(b) For a period of less than a full year, the total return is not annualized.
(c) For the period September 1, 1999 (commencement of operations) through March
    31, 2000.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                               September 30, 2000
                                   (Unaudited)

NOTE 1.  ORGANIZATION

     Martin Capital Austin Opportunity Fund (the "Austin Opportunity Fund"), Martin Capital U.S. Opportunity Fund (the "U.S. Opportunity Fund") and Martin Capital Texas Opportunity Fund (the "Texas Opportunity Fund") were organized as series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on August 14, 1998 and commenced operations on September 1, 1999, April 1, 1999, and August 1, 2000 respectively. Each Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series of the Trust. The investment objective of each Fund is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Option writing- When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to net realized gains and paid-in capital.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Martin Capital Advisors, L.L.P. (the "Advisor") to manage each Fund's investments. The Advisor is a Texas limited liability partnership organized on January 29, 1999. Paul Martin, President and controlling partner of the Advisor is primarily responsible for the day-to-day management of the Fund's portfolio.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Under the terms of each Fund's management agreement (the "Agreements"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation, for its management services and agreement to pay each Fund's expenses, each Fund is authorized to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six months ended September 30, 2000, the Advisor received a fee of $6,082 and $31,525 from the Austin Opportunity Fund and the U.S. Opportunity Fund, respectively. For the period August 1, 2000 (commencement of operations) through September 30, 2000, the Advisor received a fee of $470 from the Texas Opportunity Fund. The Advisor has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.25% for each Fund through
March 1, 2003. For the six months ended September 30, 2000, the Advisor reimbursed expenses of $655 and $905 for the Austin Opportunity Fund and the U.S. Opportunity Fund, respectively. For the period August 1, 2000 (commencement of operations) through September 30, 2000, the Advisor reimbursed expenses of $362 for the Texas Opportunity Fund. There is no assurance that such reimbursements will continue in the future.

     Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which each Fund is authorized to incur distribution expenses at an annual rate of 0.25% of the average daily net assets of the Fund. The Advisor, pursuant to the management agreement, pays all distribution expenses incurred by a Fund under its plan.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended September 30, 2000, the Administrator received fees of $10,000 and $10,000 from the Advisor for administrative services provided to the Austin Opportunity Fund and the U.S. Opportunity Fund, respectively. For the period August 1, 2000 (commencement of operations) through September 30, 2000, the Administrator received fees of $3,333 from the Advisor for administrative services provided to the Texas Opportunity Fund.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

  Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as each Fund's transfer agent and to provide each Fund with fund accounting services. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the six months ended September 30, 2000, Unified received fees of $8,356 and $8,789 from the Advisor for transfer agent services provided to the Austin Opportunity Fund and the U.S. Opportunity Fund, respectively. For the period August 1, 2000 (commencement of operations) through September 30, 2000, Unified received fees of $1,432 from the Advisor for transfer agent services provided to the Texas Opportunity Fund. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of each Fund's assets up to $100 million, and 0.0250% of each Fund's assets from $100 million to $300 million, and 0.0200% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the six months end September 30, 2000, Unified received fees of $5,200 and $6,400 from the Advisor for fund accounting services provided to the Austin Opportunity Fund and U.S. Opportunity Fund, respectively. For the period August 1, 2000 (commencement of operations) through September 30, 2000, Unified received fees of $900 from the Advisor for fund accounting services provided to the Texas Opportunity Fund.

Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the six months ended September 30, 2000 for the Austin Opportunity Fund and U.S. Opportunity Fund, respectively. There were no payments made to the Distributor for the period August 1, 2000 (commencement of operations) through September 30, 2000 for the Texas Opportunity Fund. Certain members of Unified management and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

Austin Opportunity Fund. As of September 30, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at September 30, 2000 was $1,009,560.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 4.  SHARE TRANSACTIONS- continued
Transactions in shares were as follows:

                                              For the period end
                                              September 30, 2000
                                       Shares                 Dollars

Roll forward:                          74,784                 $886,691
Shares redeemed                        (5,262)                 (58,035)
                                      --------                ---------
                                       84,174               $1,009,550
                                     ==========            ===============


U.S. Opportunity Fund.   As of September 30, 2000, there were an unlimited
number of authorized shares for the Fund. Paid in capital at September 30, 2000 was $5,142,235.

Transactions in shares were as follows:

                                                   For the fiscal year ended
                                                      September 30, 2000
                                                  Shares                Dollars

Shares sold                                    172,487.116           $2,296,345
Shares redeemed                                 (8,528.696)            (120,007)
                                         --------------------    ---------------
                                            163,958.420              $2,476,338
                                         ====================    ===============


Texas Opportunity Fund. As of September 30, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at September 30, 2000 was $251,593.

Transactions in shares were as follows:

                                              For the period ended
                                               September 30, 2000
                                                 (Unaudited)

                                          Shares               Dollars
Shares sold                               24,686               251,593
Shares issued
  in reinvestment of dividends               0                     0
Shares redeemed                              0                     0
                                    ------------           -----------
                                          24,686               251,593
                                    ============           ===========

NOTE 5.  INVESTMENTS

Austin Opportunity Fund. For the period end September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $342,574 and $119,653, respectively. The gross unrealized appreciation for all securities totaled $194,917 and the gross unrealized depreciation for all securities totaled $301,243 for a net unrealized depreciation of $106,327. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $903,764.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                   (Unaudited)

NOTE 5.  INVESTMENTS- continued

U.S. Opportunity Fund. For the fiscal year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $3,609,067 and $690,188 respectively. The gross unrealized appreciation for all securities totaled $998,646 and the gross unrealized depreciation for all securities totaled $601,544 for a net unrealized appreciation of $397,102. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $5,596,239.

Texas Opportunity Fund. For the fiscal year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $247,104 and $27,510 respectively. The gross unrealized appreciation for all securities totaled $26,319 and the gross unrealized depreciation for all securities totaled $24,238 for a net unrealized appreciation of $2,081. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $254,560.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2000, National Investor Services owned of record in aggregate more than 33% of the Austin Opportunity Fund. As of September 30, 2000, National Investor Services owned of record in aggregate more than 66% of the U.S. Opportunity Fund. As of September 30, 2000, National Investor Services owned of record in aggregate more than 39% and Eileen Vanderlee owned of record in aggregate more than 40% of the Texas Opportunity Fund.

                        Martin Capital Opportunity Funds
                          Notes to Financial Statements
                         September 30, 2000 - continued
                                 (Unaudited)

NOTE 8. CALL OPTIONS WRITTEN

Austin Opportunity Fund Transactions in options written for the period end September 30, 2000 were as follows:

                                                 Number of         Premiums
                                                 Contracts         Received

Options written                                      3              $5,575
Options expired                                     (3)             (5,575)
                                                  ------            -------
Options outstanding at September 30, 2000            0                   0
                                                  ======            =======

U.S. Opportunity Fund Transactions in options written during the fiscal year ended September 30, 2000 were as follows:
                                                   Number of         Premiums
                                                   Contracts          Received

Options written                                     237              $45,017
Options expired                                     (72)             (19,218)
                                                   ------            -------
Options outstanding at September 30, 2000           165               25,799
                                                  =======          =========


Texas Opportunity Fund Transactions in options written during the fiscal year ended September 30, 2000 were as follows:

                                                     Number of      Premiums
                                                     Contracts      Received

Options written                                         11           $1,869
Options expired                                         (0)              (0)
                                                    ------           -------
Options outstanding at September 30, 2000               11            1,869
                                                   =======           ========

Six months ended September 2000
Dear Shareholder,
The Shepherd Values Growth Fund performed well over the past six months on a relative basis, despite continued weakness in the U.S. equity markets. For the six months ended September 30, 2000, the Fund returned 4.92% versus a loss of -3.60% for the S&P 500. Listed below are comparative total return performance figures for the periods ended September 30, 2000:

                                      6 Months  YTD 2000 12 Months Life-of-Fund
                                      --------  -------- --------- ------------
Shepherd Values Growth Fund            4.92%     7.28%    27.63%     23.80%
Standard & Poor's 500 Stock Index     -3.60%    -1.39%    13.28%      7.61%
Source: Bloomberg, L.P.
        Month-End            Shepherd Values         Standard & Poor's
                               Growth Fund            500 Stock Index
         Apr-99                 $10,000.00               $10,000.00
         Apr-99                 $10,110.00                $9,831.00
         May-99                  $9,280.00                $9,599.18
         Jun-99                  $9,700.00               $10,131.48
         Jul-99                  $9,700.00                $9,815.43
         Aug-99                  $9,490.00                $9,766.85
         Sep-99                  $9,700.00                $9,499.41
         Oct-99                  $9,810.00               $10,100.30
         Nov-99                 $10,340.00               $10,305.62
         Dec-99                 $11,540.00               $10,912.21
         Jan-00                 $11,270.00               $10,364.01
         Feb-00                 $11,630.00               $10,168.02
         Mar-00                 $11,800.00               $11,162.11
         Apr-00                 $11,190.00               $10,826.42
         May-00                 $11,010.00               $10,604.17
         Jun-00                 $11,730.00               $10,865.64
         Jul-00                 $11,410.00               $10,695.90
         Aug-00                 $12,870.00               $11,359.89
         Sep-00                 $12,380.00               $10,760.30
This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Standard & Poor's 500 Stock Index. Results for the Fund and the Standard & Poor's 500 Stock Index include the reinvestment of dividend and capital gain distributions. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

MARKET SYNOPSIS
The market has been under intense selling pressure since early March, as investors once again focus on underlying fundamentals and valuations (following a multi-year vacation from traditional analysis). Investors have been infatuated with speculating on future revenue growth from innovations and productivity enhancements at the exclusion of valuation and actual business growth. However, with a lack of earnings visibility, such beneficiary stocks had earnings multiples stretched to astronomical valuations; simply unsustainable for any reasonable amount of time. The speculative "bubble" began to pop in March after the NASDAQ reached an all-time high, and has since pulled back nearly 30% from that high. There were many casualties along the way, particularly the over-hyped "dot-com" companies.

Recently, we have witnessed a correction in many of the large-cap bellwethers such as Intel, Microsoft, Oracle, Sun Microsystems and EMC. These are positive signs that a bear market is reaching latter stages, but there are still "excesses" priced into many stocks. Wall Street analysts have been slashing expectations for future earnings growth, and it has been the overvalued tech stocks that have suffered most dramatically.

With the threat of a slowing economy and contracting corporate profits, the Fed is now back in the limelight with a lowering of interest rates on the horizon. As a result, fixed income investors have been actively buying long-term instruments in anticipation of lower rates, and have created an "inverse yield curve", a situation where short-term interest rates are higher than long-term interest rates. With equity markets still feeling the pain of recent declines, the prospects of a slowing economy and contracting corporate profits, fixed income investments present an attractive reward-to-risk opportunity for investors. As a result, redemptions from equity mutual funds have been increasing in favor of money market funds and fixed income funds; another sign of weakening support for stocks.


MANAGER STYLE REVIEW
Our investment process combines both quantitative and qualitative rigor to identify "leadership" companies in growing industries trading at attractive valuations. As a "core" strategy, this includes both "growth" and "value" type stocks that are priced attractively relative to their industry group, the market in general and prospects for future growth. We also utilize technical analysis to help determine timely entry and exit points for each position. Once purchased, a stock is actively monitored for price performance and continued underlying quality.

Our style of "core" investing focuses on underlying business models and valuation. We choose not to overpay for growth prospects and must have reasonable confidence in our forecasts before considering an investment. Thus, we avoid chasing over-hyped stocks, a strategy that has been in vogue over the past few years. With the epiphany of investors that fundamentals do matter, our discipline has paid off nicely for the Fund and continues to work well as the market capitulates.


CURRENT INVESTMENT STRATEGY
There are a wide range of opinions on Wall Street as to the direction and health of the market in the near-term. We continue to remain cautious and feel that there is more room to go on the downside. We are finding more and more stocks to buy as prices have come back to more reasonable levels, but the opportunity cost for many of those stocks is still quite high in relation to cash.

Corporate earnings and economic growth are clearly slowing, in some cases much faster than investors are anticipating, leading to a "hard landing" scenario. The Federal Reserve will most likely change its stance on interest rates from an upside bias to a neutral bias, and will likely lower interest rates beginning in 2001. That bodes well for those sectors less dependent on economic growth, and adversely impacts sectors that rely heavily on economic growth and spending. As a result, we currently favor stocks in the energy, health care, financial and consumer staples sectors, while we are less optimistic on stocks in the technology, telecommunications and consumer cyclical sectors and will be reducing our exposure to these sectors in the near-term.

As of September 30, 2000, the Fund's ten largest holdings were as follows:

         Stock (Ticker Symbol)                     Percentage of Net Assets
         Verisign (VRSN)                                      5.62%
         Duke Energy (DUK)                                    4.76%
         Bank of New York (BK)                                4.70%
         CheckPoint Software (CHKP)                           4.37%
         Informatica Corporation (INFA)                       4.14%
         Broadcom Corporation (BRCM)                          4.06%
         Ariba, Inc. (ARBA)                                   3.97%
         Amgen, Inc. (AMGN)                                   3.87%
         Orthodontic Centers of America (OCA)                 3.70%
         PMC-Sierra (PMCS)                                    3.58%

As always, it is a privilege serving as your investment manager and we appreciate your continued trust and confidence in the Shepherd Values Growth Fund.

Warm Regards,

Jason D. Huntley
Chief Investment Officer
jason@ccmadvisers.com

Six months ended September 2000

Management Team:
Mark Stuckelman

Investment Objective:
The Shepherd Values Small-Cap Fund uses a value discipline to maximize capital appreciation. The Fund invests in undervalued, fundamentally strong companies undergoing positive change. The Fund is built one stock at a time with a focus on individual companies, rather than on specific industries or macro-economic trends.

Market Overview: The US stock market was turbulent during the six months ended September 30, 2000. In April and May, worries over rising interest rates, high valuations of technology stocks and signs of resurgent inflation sent equity prices lower. Stocks rallied in June and August, reflecting sentiment that the Federal Reserve's May interest rate increase was the last in its series of tightening moves. Despite August's rally, equities drifted lower during the last three months of the period due to the uncertain impact of rising oil prices and a weakening euro on corporate earnings. In addition, investors grew increasingly anxious about the outcome of upcoming US elections.

Amid this volatile backdrop, there was a rotation from growth stocks to value stocks. Indicative of this shift in investor preference, value stocks posted gains during the period, driven by: o Increasing investor attention in response to the major sell-off within the high-growth technology sector o Expectations that the Federal Reserve was done raising interest rates o Consolidation within value-oriented industries like financial services, brokerage and insurance o The positive impact of rising oil prices on the energy sector, particularly oilfield service companies

Performance:
For the six-month period ended September 30, 2000, the portfolio gained 11.6% (net performance) versus 9.4% for the Russell 2000 Value Index.

Stock selection was the main driver of the portfolio's outperformance versus the benchmark during the period, especially in the transportation, producers/manufacturing and energy sectors. Among the portfolio's best-performing holdings were: Swift Energy, an oil and gas exploration and production company with interests in more than 1,500 producing wells in eight states; Newport News Shipbuilding, the second-largest shipbuilder in the United States and the only builder of the US Navy's aircraft carriers; and Frontier Airlines, a budget carrier on high volume routes serving more than 20 US cities.

Market Outlook: We believe value stocks will continue to attract increased investor recognition in light of their sound fundamentals and historically low valuations. However, amid changing conditions in the market, selectivity remains critical.


"The material presented is for the adviser's use only and is not intended for distribution to the public or financial professionals without additional disclosure."

Six months ended September 2000

Dear Shareholders:

We are pleased to present you with this semi-annual report for the Shepherd Values Fixed Income Fund. For the six months period ended September 30, 2000, the fund generated a return of 5.80% versus 4.80% for the Lehman Aggregate Bond Index. For the brief history of the fund, we maintained a shorter duration than the Index, which had a negative impact on returns. However, an emphasis on intermediate maturities enhanced returns as intermediate maturities outperformed during the period.

To review, our approach to managing the fund is to maximize the total return over the long-term, consistent with the preservation of capital. We achieve this by using an active approach and by investing in a broad range of investment grade fixed income securities.

Returns for the Period Ended     Shepherd Values Fixed      Lehman Aggregate
    September 30, 2000               Income Fund              Bond Index
--------------------------------- ------------------------- -------------------
3 Months                                3.88 %                  3.02 %
--------------------------------- ------------------------- -------------------
6 Months                                5.80 %                  4.80 %
--------------------------------- ------------------------- -------------------
Since Inception                         6.19 %                  7.12 %
--------------------------------- ------------------------- -------------------
                        Shepherd Values Fixed Income    Lehman Aggregate
       31-Dec                      10,000                   10,000
       31-Jan                      10,000                    9,967
       29-Feb                      10,068                   10,088
       31-Mar                      10,037                   10,221
       30-Apr                      10,079                   10,191
       31-May                       9,969                   10,186
       30-Jun                      10,222                   10,398
       31-Jul                      10,312                   10,493
       31-Aug                      10,439                   10,645
       30-Sep                      10,619                   10,712

o The chart shows the value of a hypothetical investment of $10,000 in the Fund and the Lehman Aggregate Bond Index on December 31, 1999 (the inception of the Fund) and held through September 30, 2000.
o Performance figures include the change in value of the securities in the indices and the reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return.
o The Lehman Aggregate Bond Index is an unmanaged index and covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.
o    Past performance is not predictive of future performance.







Commentary

U.S. bond returns, on an absolute basis, have turned out to be better than expected this year thanks to the U. S. economic slowdown and the increases in short-term rates by the Federal Reserve (Fed) over the past year. So far, U. S. bond returns are even better than those for U.S. equities. For the six-month period ended September 30, 2000, the S&P Composite Index returned a -3.60% and the NASDAQ Composite Index returned -19.68%. In contrast, the Lehman Brother Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 4.81% for the same period.

During the period, the Fed raised the discount rate to a nine-year high of 6.5% from 6.00%. This was the sixth rate increase since June 1999. Since then, economic indicators clearly reveal that the U.S. economy has slowed down and that the Fed has concluded its tightening grip for 2000.

Interest rates on U.S. Treasury securities continued to decline during the semi-annual period. Yields on the 2, 5 and 10-year notes retreated as much as 52 basis points, while yields on the 30-year remained essentially unchanged. As a result, for the fist time since January, the 10-year and 30-year part of the yield curve reverted to a positive slope in September.

Shepherd Values Growth Fund
Schedule of Investments - September 30, 2000
(Unaudited)

Common Stocks - 94.3%                                             Shares              Value

Banks - 6.7%
Bank of New York, Inc.                                            1,500              $ 84,750
Citigroup, Inc.                                                     667                36,042
                                                                                -----------------
                                                                                      120,792
                                                                                -----------------
Biological Products - 3.9%
Amgen, Inc. (a)                                                  1,000                 69,828
                                                                                -----------------
Computer Communications Equipment - 1.2%
Cisco Systems, Inc. (a)                                            400                 22,100
                                                                                -----------------
Ariba, Inc.  (a)                                                   500                 71,633
Check Point Software Technologies Ltd. (a) (c)                     500                 78,750
Dell Computer Corp. (a)                                            500                 15,406
EMC Corp. (a)                                                      400                 39,800
Maxtor Corp. (a)                                                 2,000                 21,000
                                                                                -----------------
                                                                                      226,589
                                                                                -----------------
Informatica Corp. (a)                                              800                 74,600
VeriSign, Inc. (a)                                                 500                101,281
                                                                                -----------------
                                                                                      175,881
                                                                                -----------------
Enron Corp.                                                       600                  52,575
                                                                                -----------------
PMC Sierra, Inc. (a)                                              300                  64,575
                                                                                -----------------
Duke Energy Corp.                                               1,000                  85,750
                                                                                -----------------
Knight Trading Group, Inc. (a)                                  1,500                  54,000
                                                                                -----------------
Tyco International, Inc.                                        1,000                  51,875
                                                                                -----------------
Gentiva Health Services, Inc. (a)                               4,000                  51,000
Orthodontic Centers of America, Inc. (a)                        2,000                  66,625
                                                                                -----------------
                                                                                      117,625
                                                                                -----------------
Industrial Instruments - 2.6%
Emerson Electric Co.                                              700                  46,900
                                                                                -----------------
Aradigm Corp. (a)                                               1,500                  34,406
                                                                                -----------------
Schedule of Investments - September 30, 2000 - continued
(Unaudited)

Common Stocks - continued                                    Shares                  Value

Motor Vehicles & Passenger Car Bodies - 2.1%
Ford Motor Co.                                                  1,500             $    38,250
                                                                                -----------------
Pharmaceuticals - 2.5%
Pfizer, Inc.                                                    1,000                  44,938
                                                                                -----------------
Fastenal Co.                                                      500                  28,812
Safeway, Inc. (a)                                               1,300                  60,694
Walgreen Co.                                                    1,000                  37,938
                                                                                -----------------
                                                                                      127,444
                                                                                -----------------
Broadcom Corp. (a)                                                300                  73,125
JDS Uniphrase Corp. (a)                                           200                  18,937
                                                                                -----------------
                                                                                       92,062
                                                                                -----------------

Services-Management Services - 1.6%
ServiceMaster Co.                                               2,900                  28,638
                                                                                -----------------
Comverse Technology, Inc. (a)                                     400                  43,200
Exodus communications, Inc. (a)                                 1,000                  49,375
Global Crossing Ltd. (a)                                        1,000                  31,000
Nokia Corp. (c)                                                   500                  19,906
Nortel Networks Corp.                                           1,000                  60,250
                                                                                -----------------
                                                                                      203,731
                                                                                -----------------
Utilities - 2.4%
Montana Power Co.                                               1,300                  43,387
                                                                                -----------------
TOTAL COMMON STOCKS (Cost $1,584,595)                                               1,701,346
                                                                                -----------------
                                                                Amount                Value
Money Market Securities - 3.1%
Firstar Treasury Fund, 5.47% (b) (Cost $68,854)                68,854                $ 68,854
                                                                                -----------------
TOTAL INVESTMENTS - 98.1% (Cost $1,653,449)                                         1,770,200
                                                                                -----------------
Other assets less liabilities - 1.9%                                                   33,901
                                                                                -----------------
Total Net Assets - 100.0%                                                         $ 1,804,101
                                                                                =================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2000.
(c) American Depository Receipt.
See accompanying notes which are in integral part of the financial statements Shepherd Values Fixed Income Fund
Schedule of Investments - September 30, 2000
(Unaudited)

                                                             Principal               Value
                                                               Amount
Corporate Bonds - 32.0%

Goldman & Sachs Group, 6.65% 5/15/2009                         50,000            $    47,372
Morgan Stanley Dean Witter & Co. 6.40% 04/28/2008              20,000                 18,853
                                                                                -----------------
TOTAL CORPORATE BONDS (Cost $65,076)                                                  66,225
                                                                                -----------------
Federal Home Loan Bank, 5.815% 07/13/2005                      25,000                 24,259
Federal Home Loan Bank, 5.125% 10/15/2008                      25,000                 22,455
Federal Home Loan Bank, 7.375% 02/12/2010                      25,000                 26,053
Federal Home Loan Bank, 6.500% 01/05/2009                      25,000                 23,822
Federal Home Loan Bank, 6.350% 02/01/2006                      25,000                 24,307
                                                                                -----------------
TOTAL GOVERNMENT SECURITIES (Cost $117,025)                                          120,896
                                                                                -----------------
Firstar Treasury Fund, 5.47% (a) (Cost $9,814)                 9,814                 $ 9,814
                                                                                -----------------
TOTAL INVESTMENTS - 95.2% (Cost $191,915)                                            196,935
                                                                                ----------------
Other assets less liabilities - 4.8%                                                   9,928
                                                                                -----------------
Total Net Assets - 100.0%                                                          $ 206,863

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2000. See accompanying notes which are in integral part of the financial statements

Shepherd  Values  International  Fund Schedule of
Investments - September 30, 2000 (Unaudited)

Common Stocks - 96.4%                                       Shares                   Value

Aerospace & Defense - 3.2%
BAE Systems Plc. (c)                                           250                    $ 5,438
Rolls Royce Plc. (c)                                           325                      4,144
                                                                                -----------------
                                                                                        9,582
                                                                                -----------------
Volvo AB  - Class B (c)                                       240                       3,870
Volkswagon AG (c)                                             830                       7,678
                                                                                -----------------
                                                                                       11,548
                                                                                -----------------
Nycomed Amersham (c)                                          145                       7,033
                                                                                -----------------
Basf AG (c)                                                   165                       6,012
Imperial Chemical Industry (c)                                135                       3,130
Norsk Hydro ASA (c)                                           165                       6,982
                                                                                -----------------
                                                                                       16,124
                                                                                -----------------
Australia & New Zealand Banking Group (c)                    205                        7,380
Credicorp Ltd.                                               275                        1,994
Deutsche Bank AG (c)                                          75                        6,422
ForeningsSparbanken AB (c)                                   635                        9,128
HSBC Holdings (c)                                             95                        6,783
                                                                                -----------------
                                                                                       31,707
                                                                                -----------------
Fujitsu Ltd. (c)                                              50                        6,037
                                                                                -----------------
Construction Machinery - 2.1%
Komatsu Ltd. (c)                                             270                        6,176
                                                                                -----------------
Michelin SA - Class B                                        150                        4,170
                                                                                -----------------
Electric Utilieies - 7.3%
Centrais Electricas (c)                                      390                        3,851
CLP Holdings Ltd. (c)                                      1,035                        4,451
Gener SA (c)                                                 215                        2,808
Korea Electric Power (a) (c)                                 180                        2,351
National Power Plc.  (c)                                     122                        8,418
                                                                                -----------------
                                                                                       21,879
                                                                                -----------------
Schedule of Investments - September 30, 2000 - continued
(Unaudited)

Common Stocks - continued                                 Shares                        Value

Electronic Equipment - 1.0%
Koninklijke Philips (c)                                      70                  $      2,975
                                                                                -----------------
Cheung Kong Holdings Ltd. (c)                               560                         6,748
First Pacific Co. Ltd. (c)                                2,615                         3,530
Nomura Securities (c)                                        35                         7,350
Williams Plc. (c)                                           385                         5,486
                                                                                -----------------
                                                                                       23,114
                                                                                -----------------
Barrick Gold                                                170                        2,592
                                                                                -----------------
Allied Zurich Plc. (a) (c)                                  285                        6,412
AXA-UAP (c)                                                 100                        6,469
ING  Groep NV (c)                                           110                        7,246
Scor (c)                                                     40                        1,725
XL Capital Ltd. - Class A                                   115                        8,510
                                                                                -----------------
                                                                                      30,362
                                                                                -----------------
Autoliv, Inc.                                               395                        7,703
                                                                                -----------------
E ON AG (c)                                                 115                        5,937
Eni Oil Co. (c)                                             110                        5,823
Lasmo Plc. (c)                                              445                        2,670
Perez Companies SA (c)                                       65                        1,064
Repsol SA (c)                                               480                        8,790
Shell Transportation & Trading Co. (c)                      125                        6,117
Total Fina Elf SA (c)                                        40                        2,938
                                                                                -----------------
                                                                                      33,339
                                                                                -----------------
Asia Pulp & Paper (a) (c)                                   685                        1,199
                                                                                -----------------
Teva Phamaceutical Industries Ltd. (c)                       50                        3,659
                                                                                -----------------
Wolters Kluwer NV (c)                                       295                        5,826
                                                                                -----------------
KCI Konecranes                                              135                        3,616
Marks & Spencer Plc. (c)                                    360                        6,750
                                                                                -----------------
                                                                                      10,366
(Unaudited)

Common Stocks - continued                                Shares                    Value

Steel Works - 0.9%
Pohang Iron & Steel Ltd. (c)                               150                   $    2,794
                                                                                -----------------
Alcatel Alsthom (c)                                        100                        6,287
CIA De Telecom Chile (c)                                   210                        3,649
Embratel Participacoes SA (c)                              155                        2,867
Nippon Telegraph & Telephone (c)                           115                        5,635
Philippine Long Distance Phone (c)                         210                        3,596
Portugal Telecom SA (c)                                    860                        8,707
Telebras Holdings (c)                                       30                        2,374
Telecom Corp of New Zealand Ltd (c)                        330                        6,600
Telefonos De Mexico SA (c)                                  55                        2,922
                                                                                -----------------
                                                                                     42,637
                                                                                -----------------
Grupo Carso SA (a) (c)                                     430                        2,661
                                                                                -----------------
Transportation - 0.6%
TNT Post Group NV (c)                                       75                        1,744
                                                                                -----------------
Truck Trailers - 0.8%
Desc SA de CV (a) (c)                                      225                        2,320
                                                                                -----------------
TOTAL COMMON STOCKS (Cost $309,922)                                                 287,547
                                                                                -----------------
                                                        Principal
                                                         Amount                     Value
Money Market Securities - 2.5%
Firstar Treasury Fund, 5.47% (b) (Cost $7,500)           7,500                      $ 7,500
                                                                                -----------------
TOTAL INVESTMENTS - 98.9% (Cost $317,422)                                           295,047
                                                                                -----------------
Other assets less liabilities - 1.1%                                                  3,354
                                                                                -----------------
Total Net Assets - 100.0%                                                         $ 298,401
                                                                                ================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2000.
(c) American Depository Receipt.
See accompanying notes which are in integral part of the financial statements


Shepherd Values Small-Cap Fund
Schedule of Investments - September 30, 2000
(Unaudited)

Common Stocks - 95.1%                                       Shares                  Value

Commercial/Industrial Services - 10.2%
Environmental Services - 1.1%
Newpark Resources,  Inc.                                     890                $     8,233
                                                                                ------------------
Industrial Engineering/Construction - 1.1%
Emcor Group, Inc. (a)                                        320                      8,320
                                                                                ------------------
Other Commercial/Industrial Service - 3.6%
Braun Consulting, Inc. (a)                                   250                      4,953
E. Loyalty Corp. (a)                                         230                      2,933
F Y I, Inc. (a)                                              100                      3,737
FNB  Corp. PA                                                370                      7,909
Igate Capital Corp. (a)                                      120                        645
NCO Group, Inc.  (a)                                         290                      3,444
Spherion Corp. (a)                                           330                      3,939
                                                                                ------------------
                                                                                     27,560
                                                                                ------------------
Telecommunications Services - 2.1%
Boston Communication Group, Inc. (a)                         390                      7,507
Price Communications Corp.                                   420                      8,216
                                                                                ------------------
                                                                                     15,723
                                                                                ------------------
Wholesale Distribution - 2.3%
Central Garden & Pet Co. (a)                                 920                      6,382
Handleman Co.                                                830                     10,271
                                                                                ------------------
                                                                                     16,653
                                                                                ------------------
Total Commercial/Industrial Services                                                 76,489
                                                                                ------------------

Consumer Durables - 4.3%
Home Furnishings - 0.4%
Applica, Inc.                                               510                       3,156
                                                                                ------------------
Homebuilding - 1.3%
Beazer Homes USA, Inc. (a)                                  340                       9,265
                                                                                ------------------
Other Consumer Durables - 1.0%
American Greetings Corp.                                    440                       7,700
                                                                                ------------------
Recreational Products - 1.6%
National R V Holdings, Inc. (a)                             460                       4,629
Toro, Inc.                                                  230                       7,245
                                                                                ------------------
                                                                                     11,874
                                                                                ------------------

Total Consumer Durables                                                              31,995
                                                                                ------------------
Shepherd Values Small-Cap Fund
Schedule of Investments - September 31, 2000 - continued
(Unaudited)

Common Stocks - continued                               Shares                     Value

Consumer Non -Durables - 1.1%
Apparel - 1.1%
Madden, Steven Ltd. International, Inc. (a)                 620                  $   5,348
Wolverine World Wide, Inc.                                  300                      2,794
                                                                                ------------------
                                                                                     8,142
                                                                                ------------------
Total Consumer Non - Durables                                                        8,142
                                                                                ------------------

Consumer Services - 1.1%
Publishing - 1.1%
Valassis Communications, Inc.                              370                       8,233
                                                                                ------------------
Total Consumer Services                                                              8,233
                                                                                -------------------
Energy - 5.7%
Oil/Gas Production - 3.3%
Noble Affiliates, Inc.                                     190                       7,054
Swift Energy Co. (a)                                       210                       8,728
Valero Energy Corp.                                        260                       9,149
                                                                                ------------------
                                                                                    24,931
                                                                                ------------------
Oilfield Services/Equipment - 2.4%
Gulf Island Fabrication (a)                                460                       8,107
Varco International, Inc. (a)                              470                       9,782
                                                                                ------------------
                                                                                    17,889
                                                                                ------------------

Total Energy                                                                        42,820
                                                                                ------------------
Financial Services - 22.8%
Money-center Banks - 0.8%
Imperial Bancorp.                                         300                        5,738
                                                                                ------------------
Real Estate Development/Investment - 1.2%
Fairfield Communities, Inc. (a)                           900                        9,112
                                                                                ------------------
Regional / Commercial Banks - 8.2%
Associated Bancorp.                                       300                        7,875
Banknorth Group, Inc.                                     610                       10,904
Colonial Banc Group, Inc.                                 540                        5,603
Community Bank System, Inc.                               310                        8,041
First Merit Corp.                                         380                        8,716
Greater Bay Bancorp.                                      130                        9,027
Provident Financial Group, Inc.                           250                        7,344
West Coast Bancorp.                                       350                        4,178
                                                                                ------------------
                                                                                    61,688
                                                                                ------------------
Shepherd Values Small-Cap Fund
Schedule of Investments - September 31, 2000 - continued
(Unaudited)

Common Stocks - continued                             Shares                     Value

Financial Services - continued
REITS - 8.7%
CarrAmerica Reality Corp.                                260                     $  7,865
Centerpoint Properties Corp.                             150                        6,909
Colonial Properties Trust                                230                        5,908
Glimcher Realty Trust                                    380                        5,676
Golf Trust American, Inc.                                230                        3,105
Innkeepers USA Trust                                     590                        6,048
Macerich Corp.                                           260                        5,525
Manufactured Home Communities, Inc.                      250                        6,250
Shurgard Storage Centers, Inc.                           220                        4,964
Summit Properties, Inc.                                  310                        7,479
Taubman Centers, Inc.                                    510                        5,897
                                                                                ------------------
                                                                                   65,626
                                                                                ------------------
Rental/Leasing Companies - 1.0%
Rent Way, Inc.                                           250                        7,594
                                                                                ------------------
Savings and Loan/Thrifts - 2.9%
Astoria Financial Corp.                                  310                       11,974
First Essex Bancorp, Inc.                                240                        5,070
Parkvale Financial Corp.                                 240                        4,320
                                                                                ------------------
                                                                                   21,364
                                                                                ------------------
Total Financial Services                                                          171,122
                                                                                ------------------
Healthcare Services - 6.8%
Biotechnology - 1.7%
Aurora Biosciences Corp. (a)                              80                        5,440
Invitrogen Corp. (a)                                     100                        7,113
                                                                                ------------------
                                                                                   12,553
                                                                                ------------------
Drugs / Pharmaceuticals - 2.1%
Aradigm Corp.                                            400                        9,175
Boron Lepore & Associates, Inc. (a)                      610                        6,252
                                                                                ------------------
                                                                                   15,427
                                                                                ------------------
Medical Supplies - 3.0%
ADAC Laboratories (a)                                    490                       10,198
Owens & Minor, Inc.                                      770                       12,128
                                                                                ------------------
                                                                                   22,326
                                                                                ------------------
Total Healthcare Services                                                          50,306
                                                                                ------------------
Shepherd Values Small-Cap Fund
Schedule of Investments - September 31, 2000 - continued
(Unaudited)

Common Stocks - continued                            Shares                         Value
Insurance Services - 3.6%
Life Insurance - 1.6%
Reinsurance Group American, Inc.                        340                      $ 11,645
                                                                                ------------------
Multi - line Insurers - 1.4%
Delphi Financial Group, Inc.                            250                        10,125
                                                                                ------------------
Specialty Insurers - 0.6%
Enhance Financial Services Group, Inc.                  360                         4,680
                                                                                ------------------
Total Insurance Services                                                           26,450
                                                                                ------------------
Producers/Manufacturing - 15.6%
Agriculture - 1.3%
Delta & Pine LD Co.                                    370                          9,504
                                                                                -----------------
Building Materials -  3.2%
Ameron International, Inc.                             210                          7,717
NCI Building System, Inc.                              350                          5,119
Nortek, Inc.                                           370                          6,475
Quanex Corp.                                           230                          4,384
                                                                                ------------------
                                                                                   23,695
                                                                                -------------------
Chemicals - 4.1%
Church & Dwight, Inc.                                  420                          7,717
Engelhard Corp.                                        670                         10,887
International Specialty Products, Inc.                 710                          3,816
OM Group, Inc.                                         200                          8,725
                                                                                ------------------
                                                                                   31,145
                                                                                ------------------
Machinery/Equipment - 1.0%
NACCO Industries, Inc.                                 180                          7,560
                                                                                ------------------
Metals - 1.4%
AK Steel Holding Corp.                                 500                          4,687
Mueller Industries, Inc. (a)                           260                          5,834
                                                                                ------------------
                                                                                   10,521
                                                                                ------------------
Other Producers/Manufacturing - 4.0%
Newport News Shipbuilding, Inc.                        220                          9,543
Paxar Corp. (a)                                      1,040                          9,295
SPS Technologies, Inc.                                 230                         11,155
                                                                                ------------------
                                                                                   29,993
                                                                                ------------------
Paper - 0.6%
Pope & Talbot, Inc.                                    290                          4,151
                                                                                ------------------

Total Producers/Manufacturing                                                     116,569
                                                                                ------------------
Shepherd Values Small-Cap Fund
Schedule of Investments - September 31, 2000 - continued
(Unaudited)

Common Stocks - continued                           Shares                         Value

Retail Trade - 2.1%
Clothing Chains - 1.1%
CATO Corp.                                            670                        $  8,375
                                                                                -----------------

Specialty Chains - 1.0%
Zale Corp. (a)                                        240                           7,785
                                                                                ------------------

Total Retail Trade                                                                 16,160
                                                                                ------------------

Technology - 11.5%
Aerospace - 1.3%
Kaman Corp.                                          790                            9,974
                                                                                ------------------

Computers / Office Automation - 2.3%
Quantum Corp. (a)                                    630                            9,489
Splash Technology Holdings, Inc. (a)                 800                            7,400
                                                                                ------------------
                                                                                   16,889
                                                                                ------------------
Electronic Data Processing -  0.6%
Deltek System, Inc. (a)                              590                            4,517
                                                                                ------------------

Electronics Instrument/Diversified - 0.5%
Artesyn Technologies, Inc. (a)                       120                            3,495
                                                                                ------------------

Military/Defense Technolody - 3.3%
Alliant Tech Systems, Inc.  (a)                      130                           10,676
Esterline Technologies Corp.                         730                           14,372
                                                                                ------------------
                                                                                   25,048
                                                                                ------------------
Semiconductor / Electronic Component - 1.5%
Pioneer Standard Electronic, Inc.                    600                            8,138
Kulicke & Soffa Industries, Inc.                     260                            3,461
                                                                                ------------------
                                                                                   11,599
                                                                                ------------------
Software - 1.5%
Great Plains Software, Inc. (a)                      400                           11,250
                                                                                -----------------
                                                                                -----------------

Telecommunications Equipment - 0.5%
AVT Corp. (a)                                        710                            3,949
                                                                                ------------------

Total Technology                                                                   86,721
                                                                                ------------------

Shepherd Values Small-Cap Fund
Schedule of Investments - September 31, 2000 - continued
(Unaudited)

Common Stocks - continued                          Shares                         Value

Transportation - 3.2%
Airlines - 1.2%
Frontier Airline, Inc. (a)                           460                        $  8,941
                                                                                ------------------

Trucking - 2.0%
Arkansas Best Corp.                                  540                           8,302
Heartland Express, Inc.                              400                           6,950
                                                                                ------------------
                                                                                  15,252
                                                                                ------------------

Total Transportation                                                              24,193
                                                                                ------------------

Utilities - 7.1%
Electric Utilities - 3.5%
Alliant Energy Corp.                                 290                           8,519
Idacorp, Inc.                                        170                           7,862
Sierra Pacific Resources                             560                          10,080
                                                                                ------------------
                                                                                  26,461
                                                                                ------------------
Gas Utilities - 3.6%
Energen Corp.                                       380                           11,305
NUI Corp.                                           190                            5,736
UGI Corp.                                           400                            9,700
                                                                                ------------------
                                                                                  26,741
                                                                                ------------------
Total Utilities                                                                   53,202
                                                                                ------------------
TOTAL COMMON STOCKS (Cost $643,573)                                              712,402
                                                                                ------------------

Money Market Securities - 4.6%                    34,000                        $ 34,000
                                                                                ------------------
Firstar Treasury Fund, 5.47% (b) (Cost $34,000)

TOTAL INVESTMENTS - 99.7% (Cost $677,573)                                        746,402
                                                                                -----------------
Other assets less liabilities - 0.3%                                               2,497
                                                                                ------------------
Total Net Assets - 100.0%                                                       $748,899
                                                                                ==================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2000. See accompanying notes which are in integral part of the financial statements Shepherd Values VIF Equity Fund
Schedule of Investments - September 30, 2000
(Unaudited)

                                                                 Principal
                                                                   Amount          Value
Money Market Securities - 4.7%
Firstar Treasury Fund, 5.47% (a) (Cost 5,550)                      5,550          $ 5,550
                                                                                -----------------
TOTAL INVESTMENTS - 4.7% (Cost $5,550)                                              5,550
                                                                                -----------------
Other assets less liabilities - 95.3%                                             113,040
                                                                                -----------------
Total Net Assets - 100.0%                                                       $ 118,590
                                                                                =================

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2000.
See accompanying notes which are in integral part of the financial statements

SHEPHERD VALUE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
 September 30, 2000 (Unaudited)

                                                       Growth         Fixed-Income      International     Small-Cap          VIF
                                                        Fund              Fund              Fund            Fund             Fund
                                              -------------------------------------------------------------------------------------
ASSETS
      Investment in securities:
           At amortized cost                         $ 1,653,449        $ 191,915        $ 317,422        $ 677,573         $ 5,550
                                                  ===============  ===============  ===============  ===============  ==============
           At value                                  $ 1,770,200        $ 196,935        $ 295,047        $ 746,402         $ 5,550
      Cash                                                88,488            7,243            3,085           54,060         113,108
      Dividend receivable                                     13                -              251            1,214               -
      Interest receivable                                    362            3,098               52              148              28
      Receivable for fund shares sold                          -                -                -            4,096             146
      Receivable for investments sold                     76,347                -              115                -               -
      Other accounts receivables                               -                -              700                -               -
      Withholding tax reclaim                                  -                -                -                -               -
                                                  ---------------  ---------------  ---------------  ---------------  --------------
      TOTAL ASSETS                                     1,935,410          207,276          299,250          805,920         118,832

LIABILITIES

      Accrued investment advisory fee                      2,541              368              834            1,769             167
      Payable for fund shares redeemed                     1,885               45               15              165              75
      Payable for investments purchased                  126,883                -                -           55,087               -
                                                  ---------------  ---------------  ---------------  ---------------  --------------
      Total liabilities                                  131,309              413              849           57,021             242

NET ASSETS                                           $ 1,804,101        $ 206,863        $ 298,401        $ 748,899       $ 118,590
                                                  ===============  ===============  ===============  ===============  ==============
Net Assets consist of:
     Paid in capital                                   1,634,441          196,582          322,439          662,972         119,114
     Accumulated undistributed net
          investment income (loss)                        (8,252)           5,676              537              619            (524)
     Accumulated undistributed net
          realized gain (loss) on investments             61,161             (415)          (2,200)          16,479               -
     Net unrealized appreciation
          (depreciation) on investments                  116,751            5,020          (22,375)          68,829               -
                                                  ---------------  ---------------  ---------------  ---------------  --------------
Net Assets                                           $ 1,804,101        $ 206,863        $ 298,401        $ 748,899       $ 118,590
                                                  ===============  ===============  ===============  ===============  ==============
Shares of capital stock
     Outstanding (no par value,
     unlimited shares authorized)                        145,414           19,616           32,594           65,398          11,897
                                                  ===============  ===============  ===============  ===============  ==============
Net asset value and
     redemption price per share                          $ 12.41          $ 10.55           $ 9.16          $ 11.45          $ 9.97
                                                  ===============  ===============  ===============  ===============  ==============
Maximum offering price per share
   (net assets value plus sales charge of 3.5%)            12.86            10.93             9.49            11.87           10.33
                                                  ===============  ===============  ===============  ===============  ==============

See accomanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
STATEMENTS OF OPERATIONS
 For the six months period ended September 30, 2000.
 (Unaudited)

                                                       Growth      Fixed - Income     International     Small-Cap           VIF
                                                        Fund           Fund               Fund             Fund            Fund
                                                  ----------------------------------------------------------------------------------
INVESTMENT INCOME:

      Dividend income                                    $ 3,476              $ -          $ 3,104          $ 5,959             $ -
      Interest income                                      1,421            6,355              355              691             161
                                                  ---------------  ---------------  ---------------  ---------------  --------------
            TOTAL INCOME                                   4,897            6,355            3,459            6,650             161
                                                  ---------------  ---------------  ---------------  ---------------  --------------
EXPENSES:

      Investment advisory fee                             13,203            1,219            2,847            5,979             613
      Trustees' fees                                         947               21               21               21              21
                                                  ---------------  ---------------  ---------------  ---------------  --------------
            TOTAL EXPENSES                                14,150            1,240            2,868            6,000             634
      Wavier & reimbursements                               (947)             (21)             (21)             (21)            (21)
                                                                                                     ---------------  --------------
                                                  ---------------  ---------------  ---------------
            NET EXPENSES                                  13,203            1,219            2,847            5,979             613
                                                  ---------------  ---------------  ---------------  ---------------  --------------
NET INVESTMENT INCOME (LOSS)                              (8,306)           5,136              612              671            (452)
                                                  ===============  ===============  ===============  ===============  ==============
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments             (16,631)               -           (2,200)          17,473               -
     Change in net unrealized appreciation
        (depreciation) on investment securities          116,751            4,998          (22,980)          51,343               -
                                                  ---------------  ---------------  ---------------  ---------------  --------------
        on investment securities                         100,120            4,998          (25,180)          68,816               0
                                                  ---------------  ---------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                          $ 91,814         $ 10,134        $ (24,568)          69,487          $ (452)
                                                  ===============  ===============  ===============  ===============  ==============

See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                     Growth Fund                           Fixed-Income Fund
                                                -------------------------------   -------------------------------
                                                  six months         period        six months         period
                                                     ended           ended            ended            ended
                                                Sept. 30, 2000     March 31,      Sept. 30, 2000     March 31,
                                                (Unaudited)        2000 (a)       (Unaudited)        2000 (b)
                                                ---------------  --------------   --------------  ---------------
Operations
   Net investment income (loss)                       $ (8,306)           $ 54            5,136            $ 618
   Net realized gain (loss)
       on investment securities                        (16,631)         77,792                -             (415)
   Change in net unrealized
       appreciation (depreciation)                     116,751               -            4,998               22
   Net increase in net assets
                                                ---------------  --------------   --------------  ---------------
       resulting from operations                        91,814          77,846            5,136              225
                                                ---------------  --------------   --------------  ---------------
   From net investment income                                -               -                -              (78)
   From net realized gain                                    -               -                -                -
                                                ---------------  --------------   --------------  ---------------
   Total distributions                                       -               -                -              (78)
                                                ---------------  --------------   --------------  ---------------
   Net proceeds from sale of shares                    562,150       1,170,553           52,518          162,915
   Net assets value of shares issued
       in reinvestment of distributions                      -               -                0               71
   Shares redeemed                                     (62,668)        (35,594)          (8,649)         (10,273)
                                                ---------------  --------------   --------------  ---------------
   from share transactions                             499,482       1,134,959           43,869          152,713
                                                ---------------  --------------   --------------  ---------------
   Total increase in net assets                        591,296       1,212,805           49,005          152,860
                                                ---------------  --------------   --------------  ---------------
Net Assets
   Beginning of period                               1,414,670         201,865          152,860                -
                                                ---------------  --------------   --------------  ---------------
   End of period                                   $ 2,005,966     $ 1,414,670          201,865        $ 152,860
                                                ===============  ==============   ==============  ===============
Undistributed Net Investement Income                    (8,252)             54            5,676              540
                                                ===============  ==============   ==============  ===============
Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                    48,125         105,767            5,233           16,275
         Shares issued in reinvestment
             of distributions to shareholders                -               -                -                7
                                                ---------------  --------------   --------------  ---------------
Shares redeemed                                         (5,382)         (3,096)            (872)          (1,027)
                                                ---------------  --------------   --------------  ---------------
        SHARES OUTSTANDING                              42,743         102,671            4,361           15,255
                                                ===============  ==============   ==============  ===============

(a)  For the period April 13, 1999 (commencement of operations) to
March 31, 2000.
(b)  For the period October 22, 1999 (Commencement of operations) to
March 31, 2000.
See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                      International Fund                  Small-Cap Fund
                                                -------------------------------   -------------------------------
                                                  six months         period         six months        period
                                                     ended           ended            ended            ended
                                                Sept. 30, 2000     March 31,      Sept. 30, 2000     March 31,
                                                (Unaudited)        2000 (b)       (Unaudited)        2000 (b)
                                                ---------------  --------------   --------------  ---------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                          $ 612          $ (159)           $ 671           $ (650)
   Net realized gain (loss)
       on investment securities                         (2,200)              -           17,473             (994)
   Change in net unrealized
       appreciation (depreciation)                     (22,980)            605           51,343           17,486
                                                ---------------  --------------   --------------  ---------------
       resulting from operations                       (24,568)            446           69,487           15,842
                                                ---------------  --------------   --------------  ---------------
   From net investment income                                -             (75)               -              (52)
   From net realized gain                                    -               -                -                -
                                                ---------------  --------------   --------------  ---------------
   Total distributions                                       -             (75)               -              (52)
                                                ---------------  --------------   --------------  ---------------
   Net proceeds from sale of shares                    122,474         209,069          220,910          532,432
   Net assets value of shares issued
       in reinvestment of distributions                      -              66                -               43
   Shares redeemed                                      (5,731)         (3,280)         (28,559)         (61,204)
                                                ---------------  --------------   --------------  ---------------
Net increase in net assets resulting
   from share transactions                             116,743         205,855          192,351          471,271
                                                ---------------  --------------   --------------  ---------------
   Total increase in net assets                         92,175         206,226          261,838          487,061
                                                ---------------  --------------   --------------  ---------------
Net Assets
   Beginning of period                                 206,226               -          487,061                -
                                                ---------------  --------------   --------------  ---------------
   End of period                                     $ 298,401       $ 206,226        $ 748,899        $ 487,061
                                                ===============  ==============   ==============  ===============
Undistributed Net Investement Income                       537             (75)             619              (52)
                                                ===============  ==============   ==============  ===============
Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                    12,439          21,077           21,055           53,095
         Shares issued in reinvestment
             of distributions to shareholders                -               7                                 4
                                                ---------------  --------------   --------------  ---------------
Shares redeemed                                           (600)           (328)          (2,736)          (6,020)
                                                ---------------  --------------   --------------  ---------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                              11,839          20,756           18,319           47,079
                                                ===============  ==============   ==============  ===============

(b)  For the period October 22, 1999 (Commencement of operations) to
March 31, 2000.
See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                    VIF Fund
                                                -------------------------------
                                                  six months         period
                                                     ended           ended
                                                Sept. 30, 2000     March 31,
                                                (Unaudited)        2000 (b)
                                                ---------------  --------------

Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                         $ (452)           $ 40
   Net realized gain (loss)
       on investment securities                              -               -
   Change in net unrealized
       appreciation (depreciation)                           -               -
   Net increase in net assets
                                                ---------------  --------------
       resulting from operations                          (452)             40
                                                ---------------  --------------
Distributions to shareholders
   From net investment income                                -            (112)
   From net realized gain                                    -               -
                                                ---------------  --------------
   Total distributions                                       -            (112)
                                                ---------------  --------------
Share Transactions
   Net proceeds from sale of shares                     14,316         173,645
   Net assets value of shares issued
       in reinvestment of distributions                      -             100
   Shares redeemed                                     (10,941)        (58,006)
                                                ---------------  --------------
Net increase in net assets resulting
   from share transactions                               3,375         115,739
                                                ---------------  --------------
   Total increase in net assets                          2,923         115,667
                                                ---------------  --------------

Net Assets
   Beginning of period                                 115,667               -
                                                ---------------  --------------

   End of period                                     $ 118,590       $ 115,667
                                                ===============  ==============
Undistributed Net Investement Income                       524              40
                                                ===============  ==============

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                     1,433          16,509
         Shares issued in reinvestment
             of distributions to shareholders                -              10
                                                ---------------  --------------

Shares redeemed                                         (1,096)         (4,959)
                                                ---------------  --------------

NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                 337          11,560
                                                ===============  ==============

(b)  For the period October 22, 1999 (Commencement of operations) to
 March 31, 2000.
See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
Financial Highthights

                                                        Growth Fund                     Fixed-Income Fund
                                             ---------------------------------   ---------------------------------
                                               six months          period          six months          period
                                                 ended              ended             ended             ended
                                             Sept. 30, 2000       March 31,      Sept. 30, 2000       March 31,
                                             (Unaudited)          2000 (a)       (Unaudited)          2000 (b)
                                             --------------    ---------------   ---------------   ---------------
Net asset value, beginning of period               $ 11.81            $ 10.00           $ 10.02           $ 10.00
                                             --------------    ---------------   ---------------   ---------------
   Net investment income (loss)                      (0.07)                 -              0.27              0.09
   Net realized and unrealized gain (loss)            0.67               1.81              0.26             (0.03)
                                             --------------    ---------------   ---------------   ---------------
Total from investment operations                      0.60               1.81              0.53              0.06
                                             --------------    ---------------   ---------------   ---------------
  From net investment income                             -                  -                 -             (0.04)
  From net realized gain                                 -                  -                 -                 -
                                             --------------    ---------------   ---------------   ---------------
Total distributions                                      -                  -                 -             (0.04)

Net asset value, end of period                     $ 12.41            $ 11.81           $ 10.55           $ 10.02
                                             ==============    ===============   ===============   ===============
Total Return (c) (d)                                 5.17%             18.10%             5.29%             0.52%

Ratios and Supplemental Data
Net assets, end of period (000)                    $ 1,804            $ 1,213             $ 207             $ 153
Ratio of expenses to average net assets              1.75% (e)          1.03% (e)         1.25% (e)         1.25% (e)
Ratio of expenses to average net assets
   before reimbursement                              1.88% (e)          7.32% (e)         1.27% (e)         2.16% (e)
Ratio of net investment income to
   average net assets                                (1.10)(e)          0.02% (e)         5.27% (e)         2.11% (e)
Ratio of net investment income to
   average net assets before reimbursement           (1.23)(e)          (6.28)(e)         5.24% (e)         1.20% (e)
Portfolio turnover rate                             88.66% (e)        175.06% (e)         0.00% (e)       836.67% (e)

(a)  For the period April 13, 1999 (commencement of operations) to
 March 31, 2000.
(b)  For the period October 22, 1999 (commencement of operations) to
 March 31, 2000.
(c)  For periods of less than a full year, total returns are not annualized.
(d)  Total return calculations exclude the effect of sales change.
(e)  Annualized.
See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
Financial Highthights

                                                       International Fund             Small-Cap Fund
                                                ---------------------------------   ---------------------------------
                                                  six months          period          six months          period
                                                     ended             ended             ended             ended
                                                Sept. 30, 2000       March 31,      Sept. 30, 2000       March 31,
                                                (Unaudited)          2000 (b)       (Unaudited)          2000 (b)
                                                ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of period                    $ 9.94           $ 10.00           $ 10.35           $ 10.00
                                                ---------------   ---------------   ---------------   ---------------
   Net investment income (loss)                           0.02             (0.02)             0.01             (0.05)
   Net realized and unrealized gain (loss)               (0.80)                -              1.09              0.42
                                                ---------------   ---------------   ---------------   ---------------
Total from investment operations                         (0.78)            (0.02)             1.10              0.37
                                                ---------------   ---------------   ---------------   ---------------
  From net investment income                                 -             (0.04)                -             (0.02)
  From net realized gain                                     -                 -                 -                 -
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                          -             (0.04)                -             (0.02)

Net asset value, end of period                          $ 9.16            $ 9.94           $ 11.45           $ 10.35
                                                ===============   ===============   ===============   ===============
Total Return (c) (d)                                     (7.85)%           (0.24)%          10.74%             3.70%

Ratios and Supplemental Data                             $ 298             $ 206             $ 749             $ 487
Net assets, end of period (000)
Ratio of expenses to average net assets                  1.94% (e)         1.95% (e)         1.80% (e)         1.80% (e)
Ratio of expenses to average net assets
   before reimbursement                                  1.96% (e)         2.75% (e)         1.81% (e)         2.30% (e)
Ratio of net investment income to
   average net assets                                    0.42% (e)         (0.48)(e)         0.20% (e)         (1.23)(e)
Ratio of net investment income to
   average net assets before reimbursement               0.40% (e)         (1.28)(e)         0.20% (e)         (1.74)(e)
Portfolio turnover rate                                 10.08% (e)         0.00% (e)        97.59% (e)        41.01% (e)

(a)  For the period April 13, 1999 (commencement of operations) to
March 31, 2000.
(b)  For the period October 22, 1999 (commencement of operations) to
 March 31, 2000.
(c)  For periods of less than a full year, total returns are not annualized.
(d)  Total return calculations exclude the effect of sales change.
(e)  Annualized.
See accompanying notes which are an integral part of the financial statements

SHEPHERD VALUE FUNDS
Financial Highthights

                                                              VIF Fund
                                                   --------------------------------
                                                     six months        period
                                                      ended            ended
                                                    Sept. 30, 2000     March 31,
                                                     (Unaudited)       2000 (a)
                                                   --------------    --------------
Net asset value, beginning of period                     $ 10.01           $ 10.00
                                                   --------------    --------------
   Net investment income (loss)                            (0.04)             0.03
   Net realized and unrealized gain (loss)                  0.00                 -
                                                   --------------    --------------
Total from investment operations                           (0.04)             0.03
                                                   --------------    --------------
Less Distributions
  From net investment income                                   -             (0.02)
  From net realized gain(loss)                                 -                 -
                                                   --------------    --------------
Total distributions                                            -             (0.02)

Net asset value, end of period                            $ 9.97           $ 10.01
                                                   ==============    ==============
Total Return (c) (d)                                       (0.40)%           0.31%

Ratios and Supplemental Data
Net assets, end of period (000)                            $ 119             $ 116
Ratio of expenses to average net assets                    1.00% (e)         1.00% (e)
Ratio of expenses to average net assets
   before reimbursement                                    1.03% (e)         1.90% (e)
Ratio of net investment income to
   average net assets                                      (0.74)(e)         0.14% (e)
Ratio of net investment income to
   average net assets before reimbursement                 (0.74)(e)         (0.78)(e)
Portfolio turnover rate                                    (0.70)(e)         0.00% (e)

(a)  For the period April 13, 1999 (commencement of operations) to
 March 31, 2000.
(b)  For the period October 22, 1999 (commencement of operations) to
March 31, 2000.
(c)  For periods of less than a full year, total returns are not annualized.
(d)  Total return calculations exclude the effect of sales change.
(e)  Annualized.
See accompanying notes which are an integral part of the financial statements

Shepherd Values Funds
                          Notes to Financial Statements
                         September 30, 2000 (Unaudited)

NOTE 1. ORGANIZATION

    The Shepherd Values Growth Fund was organized as a diversified series of AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The VIF Equity Fund, Small-Cap Fund and Fixed Income Fund were organized as diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The investment objective of the Growth, International, and Small-Cap Funds is long term capital appreciation. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with the preservation of capital. The investment objective of the VIF Equity Fund is to track the performance of the VIF 400 Values Index. The International Fund was organized as non-diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each series of the Trust is referred to herein as a "Fund" or collectively as the "Funds". Each Fund is one of a series of funds currently authorized by the Trustees.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

    Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

                              Shepherd Values Funds
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor.
     -----------
     The investment advisor to the Shepherd Values Funds is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.

    Under the terms of the management agreements (the "Agreement"), Shepherd manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, each Fund is obligated to pay Shepherd a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: Fixed Income Fund, 1.25%; Growth Fund, 1.75%: International Fund, 1.95%; Small-Cap Fund, 1.80%; VIF Equity Fund, 1.00%. For the six months period ended September 30, 2000, the Advisor received a fee of $1,219 from the Fixed Income Fund, $13,203 from the Growth Fund, $2,847 from the International Fund, $5,979 from the Small-Cap Fund and $613 from the VIF Fund. The Advisor has contractually agreed to reimburse other expenses for the Fixed Income, Growth, International, Small-Cap, and VIF Funds to July 31, 2003 to the extent necessary to maintain total operating expenses at the rates of 1.25%, 1.75%, 1.95%, 1.80%, and 1.00%, respectively. For the six months period ended September 30, 2000, the Advisor reimbursed expenses of $21, $947, $21, $21, and $21 for the Fixed Income, Growth, International, Small-Cap, and VIF Funds.

         The Sub-Advisors.
         ----------------

    Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the Sub-Advisor to the Growth Fund, and the VIF Fund. Cornerstone Capital Management, Inc., is a registered investment advisory firm formed as a Colorado corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC. Darrl T. Uselton, a director of Cornerstone, is the controlling shareholder of The
National Capital Companies, LLC. Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Sub-Advisor to the Small-Cap Fund. Potomac Asset Management Company, Inc. ("Potomac") is the Sub-Advisor to the Fixed Income Fund. Templeton Portfolio Advisory, a division of Templeton/Franklin Investment Services, Inc. ("TFIS"), is the Sub-Advisor to the International Fund.

    Subject always to the control of the Board of Trustees, each Sub-Advisor, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as Sub-Advisor. Each Sub-Advisor must use its best judgments to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each Sub-Advisor makes its officers and employees available to the Fund's advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the applicable

                              Shepherd Values Funds
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Fund. Each Sub-Advisor maintains books and records with respect to the securities transactions and renders to the Fund's advisor such periodic and special reports as the advisor or the Trustees may request. Each Sub-Advisor pays all expenses incurred by it in connection with its activities under the Sub-Advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

    Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

     Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant.

    Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of each Fund's shares. The Distributor, an affiliate of the Fund, received sales charges for selling shares of the Funds. For the six monthS period ended September 30, 2000 the Distributor received $472, $139, and $1,007, from the Growth Fund, the International Fund, and the Small Cap Fund respectively. Certain members of management of the Administrator and the Distributor are also members of management of the Trust.

NOTE 4.  INVESTMENTS

    The following information is based upon the federal income tax cost of portfolio investments as of September 30, 2000:

----------------------------------------------------------------------------------------------------------------
                                Fixed Income         Growth      International    Small-Cap      VIF
                                    Fund             Fund            Fund          Fund          Fund
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation        $ 5,020       $ 227,799      $ 14,161       $ 111,278       $   -
Gross unrealized depreciation            $ -        $ 11,048      $ 36,536        $ 42,448       $   -
                              ---------------  --------------   ---------------  --------------  ---------------
Net unrealzied appreciation
 (depreciation)                       $5,020       $ 111,048      $ 22,375        $ 68,829       $   -
                              ===============  ==============   ===============  ==============  ===============
----------------------------------------------------------------------------------------------------------------

 Investment
transactions, other than short-term investments, were as follows for the six months ended September 30, 2000:

------------------------------------------------------------------------------------------------------------------
                              Fixed Income         Growth        International    Small-Cap     VIF
                                 Fund               Fund             Fund           Fund        Fund
------------------------------------------------------------------------------------------------------------------
Purchases of portfolio           $  91,045        $ 934,192        $ 215,038       $ 551,272    $  -
securities
                            ===============  ===============  ===============  ==============   ==============
Proceeds from sales and
maturities if portfolio
securities                       $   -            $ 617,944        $  11,133       $ 295,456    $  -
                            ===============  ===============  ===============  ==============   ==============

------------------------------------------------------------------------------------------------------------------


                              Shepherd Values Funds
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued


NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2000, the Charles Schwab & Co. beneficially owned more than 26% of the Fixed Income Fund.

Shepherd Values Market Neutral Fund
Schedule of Investments - September 30, 2000
(Unaudited)

Common Stocks - 40.2%                                             Shares                         Value

Computer Hardware - 12.0%
Cisco Systems, Inc. (a)                                                  380                $         20,995
EMC Corp. (a)                                                            414                          41,193
                                                                                            -----------------
                                                                                                      62,188
                                                                                            -----------------
Machinery Industrial - 2.4%
Zebra Technologies - Class A (a)                                         263                          12,640
                                                                                            -----------------

Semiconductors - 0.8%
Conexant Systems, Inc. (a)                                               100                           4,187
                                                                                            -----------------

Software Products - 13.3%
BMC Software (a)                                                         300                           5,738
Check Point Software (a)                                                 400                          63,000
                                                                                            -----------------
                                                                                                      68,738
                                                                                            -----------------
Telecommunications - 11.7%
JDS Uniphase Corp.. (a)                                                  200                          18,938
Nokia Corp. (c)                                                          596                          23,728
NORTEL Networks Corp.                                                    300                          18,075
                                                                                            -----------------
                                                                                                      60,741
                                                                                            -----------------

TOTAL COMMON STOCKS (Cost $141,650)                                                                  208,494
                                                                                            -----------------

                                                                 Principal
                                                                   Amount
Money Market Securities - 7.4%
Firstar Treasury Fund, 5.50% (b) (Cost $38,577)                       38,577                          38,577
                                                                                            -----------------

TOTAL INVESTMENTS - 47.6% (Cost $180,227)                                                            247,071
                                                                                            -----------------
Other assets less liabilities - 52.4%                                                                271,776
                                                                                            -----------------
Total Net Assets - 100.0%                                                                          $ 518,847
                                                                                            =================


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2000
(c) American Depository Receipt


Securities Sold Short September 30, 2000                          Shares                         Value

Ventro Corp. (a)                                                         300                         $ 3,300
Metris Companies                                                         600                          23,700
Anesta                                                                 1,500                          34,500
Priceline.com , Inc. (a)                                                 250                           2,969
Transaction Systems Architects (a)                                       500                           8,125
                                                                                            -----------------

Total (Proceeds from short sales $92,675)                                                             72,594
                                                                                            =================

Shepherd Values Market Neutral Fund                                      September 30, 2000
Statement of Assets & Liabilities
(Unaudited)

Assets
Investment in securities (cost $180,227)                                          $ 247,071
Cash                                                                                260,643
Due from broker                                                                      87,632
Interest receivable                                                                     247
                                                                         -------------------
   Total assets                                                                     595,593

Liabilities
Accrued investment advisory fee                                                       3,539
Accured other expenses                                                                  613
Securites sold short (cost $92,675)                                                  72,594
                                                                         -------------------
   Total liabilities                                                                 76,746
                                                                         -------------------

Net Assets                                                                        $ 518,847
                                                                         ===================

Net Assets consist of:
Paid in capital                                                                   $ 508,174
Accumulated net investment income (loss)                                             (6,336)
Accumulated net realized gain (loss) on investments                                 (69,916)
Net unrealized appreciation (depreciation) on investments                            86,925
                                                                         -------------------

Net Assets, for  shares                                                           $ 518,847
                                                                         ===================

Net Asset Value and
  redemption price per share ($ 518,847/50,039 )                                    $ 10.37
                                                                         ===================

Maximum offering price per share (100/96.50 of $10.37)                              $ 10.74
                                                                         ===================

Shepherd Values Market Neutral Fund
Statement of Operations for the Six Months Ended September 30, 2000


Investment Income
Dividend income                                                                           $ 37
Interest income                                                                          1,262
                                                                               ----------------
Total Income                                                                             1,299


Expenses
Investment advisory fee                                                                $ 5,865
Interest expenses                                                                        1,770
Trustees' fees                                                                             697
                                                                               ----------------
Total expenses before reimbursement                                                      8,332
Reimbursed expenses                                                                       (697)
                                                                               ----------------
Total operating expenses                                                                 7,635
                                                                               ----------------
Net Investment Income (Loss)                                                            (6,336)
                                                                               ----------------

Realized and Unrealized Gain (Loss)
Change in net unrealized appreciation
   on investment securities                                                             44,241
                                                                               ----------------
Net realized and unrealized gain (loss) on investment securities                        44,241
                                                                               ----------------
Net increase (decrease) in net assets resulting from operations                       $ 37,905
                                                                               ================

Shepherd Values Market Neutral Fund
Statement of Changes in Net Assets
                                                                                     For the
                                                                                six months ended            For the
                                                                                Sept. 30, 2000            period ended
                                                                                   (Unaudited)           March 31, 2000
                                                                                ------------------     -------------------

Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                                                          $ (6,336)               $ (2,334)
   Net realized gain (loss) on investment securities                                            0                 (16,511)
   Net realized income (loss) on securities sold short                                          0                 (38,272)
   Change in net unrealized appreciation (depreciation)                                    44,241                  42,684
                                                                                ------------------     -------------------
   Net increase (decrease) in net assets resulting from operations                         37,905                 (14,433)
                                                                                ------------------     -------------------
Distributions to shareholders
   From net investment income                                                                   0                       0
   From net realized gain                                                                       0                       0
                                                                                ------------------     -------------------
   Total distributions                                                                          0                       0
                                                                                ------------------     -------------------
Share Transactions
   Net proceeds from sale of shares                                                         2,364                 651,126
   Shares issued in reinvestment of dividends                                                   0                       0
   Shares redeemed                                                                        (41,551)               (116,564)
                                                                                ------------------     -------------------
Net increase (decrease) in net assets resulting
   from share transactions                                                                (39,187)                534,562
                                                                                ------------------     -------------------
   Total increase (decrease) in net assets                                                 (1,282)                520,129
                                                                                ------------------     -------------------

Net Assets
   Beginning of period                                                                    520,129                       0
                                                                                ------------------     -------------------
   End of period [including accumulated net
      investment loss of $(6,336) and $0, respectively]                                 $ 518,847               $ 520,129
                                                                                ==================     ===================

Capital Share Transactions
   Shares sold                                                                                232                  65,454
   Shares issued in reinvestment of distributions                                               0                       0
   Shares repurchased                                                                      (2,765)                (12,882)
                                                                                ------------------     -------------------

Net increase (decrease) from capital transactions                                          (2,533)                 52,572
                                                                                ==================     ===================


Shepherd Values Market Neutral Fund
Financial Highlights

                                                        For the
                                                    six months ended           For the
                                                   Sept. 30, 2000             period ended
                                                      (Unaudited)            March 31, 2000
                                                   ------------------      -------------------
Selected Per Share Data
Net asset value, beginning of period                          $ 9.89                  $ 10.00
                                                   ------------------      -------------------
Income from investment operations
   Net investment income (loss)                                (0.12)                   (0.09)
   Net realized and unrealized gain (loss)                      0.60                    (0.02)
                                                   ------------------      -------------------
Total from investment operations                                0.48                    (0.11)
                                                   ------------------      -------------------
Less Distributions
   From net investment income                                      0                        0
   From net realized gain                                          0                        0
                                                   ------------------      -------------------
Total Distributions                                                0                        0
                                                   ------------------      -------------------

Net asset value, end of period                               $ 10.37                   $ 9.89
                                                   ==================      ===================

Total Return (b) (c)                                           4.85%                    (1.10)%

Ratios and Supplemental Data
Net assets, end of period (000)                                $ 519                    $ 520
Ratio of expenses to average net assets                        2.93% (a)                2.06% (a)
Ratio of expenses to average net assets
   before reimbursement                                        3.20% (a)                3.68% (a)
Ratio of net investment income to
   average net assets                                         (2.43)%(a)               (0.95)%(a)
Ratio of net investment income to
   average net assets before reimbursement                    (2.70)%(a)               (2.57)%(a)
Portfolio turnover rate                                        0.00% (a)              220.73% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.

                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                         September 30, 2000 (Unaudited)


NOTE 1.  ORGANIZATION

    The Shepherd Values Market Neutral Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is long-term capital appreciation while maintaining minimal exposure to general equity market risk.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's sub-advisor (the "Sub-Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.



                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor.
-----------

     The investment advisor to the Fund is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.

    Under the terms of the management agreement (the "Agreement"), Shepherd manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay Shepherd a fee based on average daily net assets, computed and accrued daily and paid monthly at the rate of 2.25% of the average daily net assets. For the six months ended September 30, 2000, the Advisor received a fee of $5,865 from the Fund. For the year ended March 31, 2001 the Advisor reimbursed trustees' fees of $697 to the Fund in accordance with its contractual commitment to do so.


The Sub-Advisor.
---------------

    Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the Sub-Advisor to the Fund. Cornerstone is a registered investment advisory firm formed as a Colorado corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC. Darrel T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC. Under the terms of the sub-advisory agreement, Cornerstone receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets.

     Subject always to the control of the Board of Trustees, the Sub-Advisor, at its expense, furnishes continuously an investment program for the Fund. The Sub-Advisor must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Advisor makes its officers and employees available to the Advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the Fund. The Sub-Advisor maintains books and records with respect to the securities transactions and renders to the Advisor such periodic and special reports as the Advisor or the Trustees may request. The Sub-Advisor pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund.



                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

    The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant.

    The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. The Distributor, an affiliate of the Fund, received sales charges for selling shares of the Funds. For the six months period ended September 30, 2000 the Distributor received $56, the Fund. Certain members of management of the Administrator and the Distributor are also members of management of the Trust.


NOTE 5.  INVESTMENTS

     For the six months period ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $0 and $0, respectively. The gross unrealized appreciation for all securities totaled $127,366 and the gross unrealized depreciation for all securities totaled $40,441 for a net unrealized appreciation of $86,925. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $180,228.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2000, Ricardo Ludwigsen beneficially owned more than 54% of the Fund.


NOTE 8. SUBSEQUENT EVENTS

Administrator.
-------------

     Effective October 12, 2000, AmeriPrime Financial Services, Inc., the Administrator, and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified Fund Services, Inc.


                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                   September 30, 2000 (Unaudited) - continued


NOTE 8. SUBSEQUENT EVENTS - continued

Distributor.
-----------

     Effective December 31, 2000,  AmeriPrime  Financial  Securities,  Inc., the
Distributor,   sold  substantially  all  of  its  assets  to  Unified  Financial
Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc.

Liquidation of the Fund.
-----------------------

     The Board of Trustees has decided to redeem all outstanding shares of the Fund, with the proceeds sent to each shareholder's address of record. The Board of Trustees concluded that it was in the best interests of shareholders to cease operations of the Fund. The Administrator indicated to the Board of Trustees that, based on conversations with the Advisor and Sub-Advisor, the small size of the Fund made it difficult to manage, and that it was unlikely that assets in the Fund would reach the level where the Sub-Advisor could effectively pursue the Fund's investment objective. In making this decision, the Board of Trustees determined that failure to redeem all shares of the Fund may have adverse consequences to the Fund's shareholders.